                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL

                           CORPORATE EXECUTIVE SERIES
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                            PROSPECTUS--MAY 1, 2004

     A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes two Series of the Corporate Executive Series Variable Universal Life Insurance policies. CorpExec VUL II is a policy NYLIAC offered for sale prior to October 1, 2003. This policy will continue to be offered where CorpExec VUL III is not yet available. CorpExec VUL III is a policy for which NYLIAC began accepting applications and premium payments beginning October 1, 2003, where approved. Unless otherwise indicated, all information in this prospectus applies to both CorpExec VUL II and CorpExec VUL III.

    You can send policy premiums and service requests to us at the following addresses:

PREMIUM REMITTANCE CENTER:                    SERVICE OFFICE:
  New York Life Insurance and Annuity         New York Life Insurance and Annuity
    Corporation                                 Corporation
  Attention: Executive Benefits               NYLIFE Distributors, LLC
  P.O. Box 930652                             Attention: Executive Benefits
  Kansas City, MO 64193-0652                  11400 Tomahawk Creek Parkway,
  Telephone: (913) 906-4000                   Suite 200
                                              Leawood, KS 66211
                                              Telephone: (913) 906-4000

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
Definitions..........................    16
Management and Organization..........    18
  Insurer............................    18
  Your Policy........................    18
  About the Separate Account.........    18
Our Rights...........................    19
  The Fixed Account..................    19
  Interest Crediting.................    20
  How to Reach Us for Policy
     Services........................    20
  Funds and Eligible Portfolios......    20
  Investment Return..................    25
  Performance Calculations...........    26
  Voting.............................    26
Charges Associated with the Policy...    27
  Deductions from Premiums...........    27
     Sales Expense Charges...........    27
     State Tax Charge................    28
     Federal Tax Charge..............    29
  Deductions from Accumulation Value
     and Fixed Account Value.........    29
     Monthly Contract Charge.........    29
     Charge for Cost of Insurance....    30
     Rider Charges...................    30
     Loan Charges....................    30
  Separate Account Charges...........    31
     Mortality and Expense Risk
       Charge........................    31
     Charges for Federal Income
       Taxes.........................    31
  Fund Charges.......................    31
  Transaction Charges................    32
     Partial Withdrawal Charge.......    32
     Transfer Charge.................    32
  How the Policy Works...............    32
Description of the Policy............    34
  The Parties........................    34
     Policyowner.....................    34
     Insured.........................    34
     Beneficiary.....................    34
  The Policy.........................    34
     How the Policy is Available.....    34
     Policy Premiums.................    35
  Cash Value.........................    35
  Cash Surrender Value...............    35
  Alternative Cash Surrender Value...    35
  Investment Divisions and the Fixed
     Account.........................    35
  Amount in the Separate Account.....    36
  Determining the Value of an
     Accumulation Unit...............    36

                                        PAGE
                                        ----
  Amount in the Fixed Account........    37
  Transfers Among Investment
     Divisions and the Fixed
     Account.........................    37
  Limits on Transfers................    38
  Additional Benefits through
     Riders..........................    39
  Supplementary Term Rider...........    39
  Level Term Rider...................    40
  Term Rider vs. Base Policy
     Coverage........................    41
  Options Available at No Additional
     Charge..........................    42
  Dollar-Cost Averaging..............    42
  Automatic Asset Reallocation.......    43
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    43
  24 Month Exchange Privilege........    43
Premiums.............................    44
  Timing and Valuation...............    44
  Free Look..........................    45
  Premium Payments...................    45
  Premium Payments Returned for
     Insufficient Funds..............    45
Policy Payment Information...........    46
  When Life Insurance Coverage
     Begins..........................    46
  Changing the Face Amount of Your
     Policy..........................    46
  Policy Proceeds....................    46
  Payees.............................    47
  When We Pay Policy Proceeds........    47
  Payment Options....................    48
  Electing or Changing a Payment
     Option..........................    49
  Life Insurance Benefit Options.....    50
  Selection of Life Insurance Benefit
     Table...........................    51
  Effect of Investment Performance on
     the Death Benefit...............    51
  Changing Your Life Insurance
     Benefit Option..................    52
Additional Policy Provisions.........    52
  Change of Ownership................    52
  Records and Reports................    53
  Limits on Our Rights to Challenge
     Your Policy.....................    53
  Suicide............................    53
  Misstatement of Age or Sex.........    54
  Assignment.........................    54
Partial Withdrawals and Surrenders...    54
  Partial Withdrawals................    54
  Surrenders.........................    55
     Cash Value......................    55
     Cash Surrender Value............    55
     Alternative Cash Surrender
       Value.........................    55

                                        PAGE
                                        ----
     Requesting a Surrender..........    57
     When the Surrender is
       Effective.....................    57
Loans................................    57
  Loan Account.......................    57
  Interest on Value in Loan
     Account.........................    58
  Loan Interest......................    58
  Loan Repayment.....................    59
  The Effect of a Policy Loan........    59
Termination and Reinstatement........    60
  Late Period........................    60
  Reinstatement Option...............    60
Federal Income Tax Considerations....    61
  Our Intent.........................    61
  Tax Statutes of NYLIAC and the
     Separate Account................    61
  Charges for Taxes..................    61
  Diversification Standards and
     Control Issues..................    62
  Life Insurance Status of the
     Policy..........................    63

                                        PAGE
                                        ----
  Modified Endowment Contract
     Status..........................    63
  Policy Surrenders and Partial
     Withdrawals.....................    64
  Policy Loans and Interest
     Deductions......................    65
  Corporate Owners...................    65
  Exchanges or Assignments of
     Policies........................    65
  Reasonableness Requirement for
     Charges.........................    66
  Other Tax Issues...................    66
  Qualified Plans....................    66
  Withholding........................    66
  Sales and Other Agreements.........    67
Legal Proceedings....................    68
Records and Reports..................    68
Financial Statements.................    68
State Variations.....................    70
Appendix A Illustration..............   A-1

     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life Insurance ("CorpExec VUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the Accumulation Units held in each Investment Division for that policy;

     -- the investment experience of each Investment Division as measured by its actual net rate of return;

     -- the interest rate credited on amounts held in the Fixed Account; and

     -- the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     CorpExec VUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, the policyowner may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less (ii) any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of 51 Allocation Alternatives. The Allocation Alternatives consist of 50 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

CHANGE THE AMOUNT OF COVERAGE

     With CorpExec VUL, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. We can limit any increase in the face amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your face amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different life insurance benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     -- Option 2--a benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     -- Option 3--a benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's cash value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's cash value, the greater the risk that the policy's remaining cash value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your cash value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your cash value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes: (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

EXCESSIVE TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. We have limitations and restrictions on frequent transfer activity. (See "Limits on Transfers" for more information.) We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     -- increased administrative expenses,

     -- portfolio management decisions driven by the need to maintain higher than normal liquidity, or

     -- dilution of the interests of long-term investors.

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CORPEXEC VUL II:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 13.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 1.25%(3)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to Age 100
    of premium payment)
   Premium Taxes (as a % of premium        When premium      All taxes may vary over time
    payment)                            payment is applied   Current: 2% of all premium payments
    State Tax                             up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    Federal Tax                                              Current: 1.25% of all premium payments
                                                             Guaranteed maximum: 1.25%, subject to tax law changes
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments paid over the Target Premium are reduced to 0.75% in Policy Years 2-7 and 0.25% in Policy Years 8 and beyond.

CORPEXEC VUL III:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 10.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 0
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to age 100
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 2% of all premium payments
    up to the Target Premium (as a %      up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 1.75% of all premium payments
    over the Target Premium (as a %       up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   Federal Premium Taxes (as a % of        When premium      Current: 1.25% of all premium payments
    premium payment)                    payment is applied   Guaranteed maximum: 1.25%, subject to tax law changes
                                          up to age 100
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                          Deduction Day      Risk(2)
                                        applied to Age 100
                                                             Guaranteed Minimum: $0.13 per $1,000 of Net Amount at Risk
                                                             Representative Insured (Male Age 45 Non-Smoker Guaranteed
                                                             Issue): $0.38 per $1,000 of Net Amount at Risk
   Monthly Contract Charge                 Each Monthly      CorpExec VUL II:
                                          Deduction Day
                                        applied to Age 100   Current: $5.00 ($60.00 annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
                                                             CorpExec VUL III:
                                                             Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00
                                                             annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
   Mortality and Expense Risk Charge          Daily          CorpExec VUL II:
    (as a % of the average daily
    Accumulation Value)                                      Current: 0.25%
                                                             Guaranteed Maximum: 0.90%
                                             Monthly         CorpExec VUL III:
                                                             Current: 0.25% Policy Year 1, 0.45% Policy Years 2-25,
                                                             0.25% thereafter
                                                             Guaranteed Maximum: 0.90%
   RIDERS
   Supplementary Term Rider(1)            Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance
                                                             benefit.
                                                             Representative Insured (Male Age 45 Non-Smoker Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance benefit.
   Level Term Rider(1)                    Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance face amount.
                                                             Representative Insured (Male Age 45 Non-Smoker Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance face amount.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding

(1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.33%                      2.96%
   -------------------------------------------------------------------------------------------------------------

 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2003. This information is provided by the Funds and their agents, and is based on 2003 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                              FUND ANNUAL EXPENSES

     The following chart reflects fees and charges that are provided by the Funds or their agents which are based on 2003 expenses and may reflect estimated charges:

                                                             MAINSTAY VP                    MAINSTAY VP
                                             MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON        MAINSTAY VP
                                               BOND--       APPRECIATION--      CASH          STOCK--       CONVERTIBLE--
                                            INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS*   INITIAL CLASS
                                            -------------   --------------   -----------   --------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2003)(a)
  Advisory Fees...........................      0.25%           0.36%           0.25%          0.25%            0.36%
  Administration Fees.....................      0.20%           0.20%           0.20%          0.20%            0.20%
  12b-1 Fees..............................      0.00%           0.00%           0.00%          0.00%            0.00%
  Other Expenses..........................      0.09%           0.08%           0.10%          0.07%            0.11%
  Total Fund Annual Expenses..............      0.54%           0.64%           0.55%          0.52%            0.67%

                                                             MAINSTAY VP
                                                             HIGH YIELD
                                             MAINSTAY VP      CORPORATE
                                            GOVERNMENT--       BOND--
                                            INITIAL CLASS   INITIAL CLASS
                                            -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2003)(a)
  Advisory Fees...........................      0.30%           0.30%
  Administration Fees.....................      0.20%           0.20%
  12b-1 Fees..............................      0.00%           0.00%
  Other Expenses..........................      0.09%           0.10%
  Total Fund Annual Expenses..............      0.59%           0.60%

                                               MAINSTAY VP      MAINSTAY VP     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                              INTERNATIONAL       MID CAP         MID CAP          S&P 500         SMALL CAP
                                                EQUITY--          CORE--         GROWTH--          INDEX--         GROWTH--
                                              INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS**   INITIAL CLASS
                                              -------------    -------------   -------------   ---------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2003)(a)
  Advisory Fees............................       0.60%            0.85%(b)        0.75%(b)         0.10%            1.00%(b)
  Administration Fees......................       0.20%            0.00%(b)        0.00%(b)         0.20%            0.00%(b)
  12b-1 Fees...............................       0.00%            0.00%           0.00%            0.00%            0.00%
  Other Expenses...........................       0.27%            0.33%           0.22%            0.09%            0.21%
  Total Fund Annual Expenses...............       1.07%            1.18%(c)        0.97%(c)         0.39%            1.21%(c)

                                                              MAINSTAY VP
                                                               AMERICAN
                                                                CENTURY
                                              MAINSTAY VP      INCOME &
                                                VALUE--        GROWTH--
                                             INITIAL CLASS   INITIAL CLASS
                                             -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2003)(a)
  Advisory Fees............................      0.36%           0.50%
  Administration Fees......................      0.20%           0.20%
  12b-1 Fees...............................      0.00%           0.00%
  Other Expenses...........................      0.10%           0.24%
  Total Fund Annual Expenses...............      0.66%           0.94%

                                                    MAINSTAY VP                  ALGER
                                    MAINSTAY VP        EAGLE         ALGER     AMERICAN
                                      DREYFUS          ASSET       AMERICAN      SMALL
                                       LARGE        MANAGEMENT     LEVERAGED   CAPITALI-    AMERICAN                 DREYFUS IP
                                      COMPANY         GROWTH       ALLCAP--    ZATION--     CENTURY     CALVERT      TECHNOLOGY
                                      VALUE--        EQUITY--       CLASS O     CLASS O    VP VALUE--    SOCIAL       GROWTH--
                                   INITIAL CLASS   INITIAL CLASS    SHARES      SHARES      CLASS II    BALANCED   INITIAL SHARES
                                   -------------   -------------   ---------   ---------   ----------   --------   --------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
  for the fiscal year ended
  December 31, 2003)(a)
  Advisory Fees..................      0.60%           0.50%         0.85%       0.85%       0.85%(d)    0.70%         0.75%
  Administration Fees............      0.20%           0.20%         0.00%       0.00%       0.00%       0.00%         0.00%
  12b-1 Fees.....................      0.00%           0.00%         0.00%       0.00%       0.25%       0.00%         0.00%
  Other Expenses.................      0.19%           0.13%         0.12%       0.12%       0.00%       0.23%         0.13%
  Total Fund Annual Expenses.....      0.99%           0.83%         0.97%       0.97%       1.10%       0.93%         0.88%(e)

                                           DREYFUS VIF                       FIDELITY(R) VIP                      FIDELITY(R)
                                            DEVELOPING     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP        VIP
                                           LEADERS(F)--     CONTRAFUND--        INCOME--          GROWTH--        INDEX 500--
                                          INITIAL SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
                                          --------------   ---------------   ---------------   ---------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31,
  2003)(a)
  Advisory Fees.........................      0.75%             0.58%             0.48%             0.58%            0.24%
  Administration Fees...................      0.00%             0.00%             0.00%             0.00%            0.00%
  12b-1 Fees............................      0.00%             0.00%             0.00%             0.00%            0.00%
  Other Expenses........................      0.07%             0.09%             0.09%             0.09%            0.10%
  Total Fund Annual Expenses............      0.82%(e)          0.67%(g)          0.57%(g)          0.67%(g)         0.34%(h)

                                          FIDELITY(R) VIP    FIDELITY(R)
                                            INVESTMENT           VIP
                                           GRADE BOND--       MID CAP--
                                           INITIAL CLASS    INITIAL CLASS
                                          ---------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31,
  2003)(a)
  Advisory Fees.........................       0.43%            0.58%
  Administration Fees...................       0.00%            0.00%
  12b-1 Fees............................       0.00%            0.00%
  Other Expenses........................       0.11%            0.12%
  Total Fund Annual Expenses............       0.54%(g)         0.70%(g)

------------
 * Formerly MainStay VP Growth Equity.
** Formerly MainStay VP Indexed Equity.

                                                                                           JANUS
                                                                                           ASPEN           JANUS
                                                                                          SERIES           ASPEN
                                                        FIDELITY(R)     FIDELITY(R)       MID CAP         SERIES
                                                            VIP          VIP VALUE       GROWTH--       BALANCED--
                                                        OVERSEAS--     STRATEGIES--    INSTITUTIONAL   INSTITUTIONAL
                                                       INITIAL CLASS   INITIAL CLASS     SHARES(J)        SHARES
                                                       -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................      0.73%           0.58%           0.65%           0.65%
  Administration Fees................................      0.00%           0.00%           0.00%           0.00%
  12b-1 Fees.........................................      0.00%           0.00%           0.00%           0.00%
  Other Expenses.....................................      0.17%           0.18%           0.02%           0.02%
  Total Fund Annual Expenses.........................      0.90%(g)        0.76%(i)        0.67%           0.67%


                                                        JANUS ASPEN
                                                           SERIES
                                                         WORLDWIDE
                                                          GROWTH--      LORD ABBETT
                                                       INSTITUTIONAL      MID-CAP
                                                           SHARES          VALUE
                                                       -------------    -----------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................      0.65%           0.75%
  Administration Fees................................      0.00%           0.04%
  12b-1 Fees.........................................      0.00%           0.00%
  Other Expenses.....................................      0.06%           0.29%
  Total Fund Annual Expenses.........................      0.71%           1.08%

                                                                                                        MORGAN     MORGAN
                                                                                                       STANLEY    STANLEY
                                                                                                         UIF        UIF
                                                          MFS(R)          MFS(R)                       EMERGING   EMERGING
                                                         INVESTORS          NEW           MFS(R)       MARKETS    MARKETS
                                                          TRUST--       DISCOVERY--     UTILITIES--     DEBT--    EQUITY--
                                                       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS I    CLASS I
                                                       -------------   -------------   -------------   --------   --------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................      0.75%           0.90%           0.75%        0.80%      1.25%
  Administration Fees................................      0.00%           0.00%           0.00%        0.00%      0.00%
  12b-1 Fees.........................................      0.00%           0.00%           0.00%        0.00%      0.00%
  Other Expenses.....................................      0.12%           0.14%           0.17%        0.41%      0.62%
  Total Fund Annual Expenses.........................      0.87%           1.04%(k)        0.92%(k)     1.21%(l)   1.87%(l)


                                                        MORGAN
                                                        STANLEY
                                                          UIF
                                                       U.S. REAL
                                                       ESTATE--
                                                        CLASS I
                                                       ---------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................    0.80%
  Administration Fees................................    0.31%
  12b-1 Fees.........................................    0.00%
  Other Expenses.....................................    0.31%
  Total Fund Annual Expenses.........................    1.11%(l)

                                                                                       T. ROWE
                                                        SCUDDER VIT     SCUDDER VIT     PRICE      T. ROWE
                                                       EAFE(R) EQUITY    SMALL CAP      BLUE        PRICE      T. ROWE
                                                          INDEX--         INDEX--       CHIP       EQUITY       PRICE
                                                          CLASS A         CLASS A      GROWTH      INCOME     INDEX 500
                                                           SHARES         SHARES      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                       --------------   -----------   ---------   ---------   ---------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................      0.45%           0.35%        0.85%       0.85%       0.40%
  Administration Fees................................      0.00%           0.00%        0.00%       0.00%       0.00%
  12b-1 Fees.........................................      0.00%           0.00%        0.00%       0.00%       0.00%
  Other Expenses.....................................      0.64%           0.26%        0.00%       0.00%       0.00%
  Total Fund Annual Expenses.........................      1.09%(m)        0.61%(m)     0.85%(n)    0.85%(n)    0.40%(n)

                                                                                    T. ROWE     T. ROWE
                                                          T. ROWE       T. ROWE      PRICE       PRICE      VAN ECK
                                                           PRICE         PRICE        NEW      PERSONAL    WORLDWIDE
                                                       INTERNATIONAL   LIMITED-     AMERICA    STRATEGY    ABSOLUTE
                                                           STOCK       TERM BOND    GROWTH     BALANCED     RETURN
                                                         PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                       -------------   ---------   ---------   ---------   ---------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year
  ended December 31, 2003)(a)
  Advisory Fees......................................      1.05%         0.70%       0.85%       0.88%       2.50%
  Administration Fees................................      0.00%         0.00%       0.00%       0.00%       0.00%
  12b-1 Fees.........................................      0.00%         0.00%       0.00%       0.00%       0.00%
  Other Expenses.....................................      0.00%         0.00%       0.00%       0.00%       4.56%
  Total Fund Annual Expenses.........................      1.05%(n)      0.70%(n)    0.85%(n)    0.88%(n)    7.06%(o)

------------
(a) The Fund or its agents provided the fees and charges which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administrative Fees for this Investment Division.
(c) New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed the following percentages of average daily net assets: MainStay VP Mid Cap Value 0.89%; MainStay VP Mid Cap Core 0.98%; MainStay

VP Mid Cap Growth 0.97%; MainStay VP Small Cap Growth 0.95%. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. Had these reductions been taken into account, the "Advisory Fees", "Other Expenses" and
     "Total Fund Annual Expenses", respectively, would be as follows: MainStay VP Mid Cap Value 0.67%, 0.22%, and 0.89%; MainStay VP Mid Cap Core 0.65%, 0.33%, and 0.98%; MainStay VP Mid Cap Growth 0.75%, 0.22%, and 0.97%;
     MainStay VP Small Cap Growth 0.74%, 0.21%, and 0.95%.
(d) The fund has a stepped fee schedule. As a result, the Fund's advisory fee generally decreases as Fund assets increase.
(e) The expenses shown are for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(f)  Formerly Dreyfus VIF Small Cap.
(g) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.
(h) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Fund's manager at any time, including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2003 were 0.24%, 0.04% and 0.28%, respectively.
(i) The fund's manager has voluntarily agreed to reimburse the class to the extent that local operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.25%. This arrangement can be discontinued by the fund's manager at any time.
(j)  Formerly Janus Aspen Series Aggressive Growth.
(k) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Have these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.87% for Investors Growth Series, 1.03% for New Discovery Series, 0.86% for Emerging Growth Series and 0.91% for Utilities Series. In addition, MFS has contractually agreed, such to reimbursement, to bear expenses for the New Discovery Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement already described), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(l) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages:
     Emerging Markets Debt Portfolio 1.30%, Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively would be as follows: Emerging Markets Debt Portfolio 0.80%, 0.0%, 0.40%, 1.20%, Emerging Markets Equity Portfolio 1.16%, 0.00%, 0.59%, 1.75% and U.S. Real Estate Portfolio 0.79%, 0.00%, 0.31%, 1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.06% of such investment related expenses.
(m) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Funds, to the extent necessary, to limit the "Total Fund Annual Expenses," to 0.65% for Scudder VIT EAFE(R) Equity Index and to 0.45% for Scudder VIT Small Cap Index, of the average daily net assets of the Funds until April 30, 2005.
(n) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(o) Because the fund has less than one year of operating history, the fees and expenses are based on estimates for the current fiscal year. These pro forma expenses are based on average net assets of $100 million. The Advisory Fee includes all subadvisory fees. The Adviser has agreed to voluntarily waive fees and assume certain operating expenses to limit the Total Fund Annual Expenses (excluding brokerage commissions and transaction fees, interest, dividends paid on short sales, taxes and extraordinary expenses) to 2.50% of average daily net assets. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 50 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the Policy plus the value of the Deferred Premium Load Account, less any Policy Debt.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 PM Eastern Time on the closing of regular trading on the New York Stock Exchange, if earlier.

CASH VALUE ACCUMULATION TEST ("CVAT"): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CASH SURRENDER VALUE:  The Cash Value.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account and (c) the value in the Loan Account.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected.

ELIGIBLE PORTFOLIOS (PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's general account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY (CORPEXEC VUL II): The date as of which we deduct the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MONTHLY DEDUCTION DAY (CORPEXEC VUL III): The date as of which we deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge and a rider charge for the cost of any additional riders from the Cash Surrender Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET PREMIUM: Premium you pay less the sales expense, state tax and federal tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the sales expense charge that is based on the Face Amount.

WE OR US:  NYLIAC
                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Company ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York NY 10010

YOUR POLICY

     CorpExec VUL is offered by NYLIAC. Policy assets are invested in Corporate Sponsored Variable Universal Life Separate Account-I (the Separate Account"), which has been in existence since May 24, 1996.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the

Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising our of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 50 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.
                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us at our Service Office:

     New York Life Insurance and Annuity Corporation
     NYLIFE Distributors, LLC
     Attention: Executive Benefits
     11400 Tomahawk Creek Parkway, Suite 200
     Leawood, KS 66211
     Telephone: (913) 906-4000

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these portfolios please read their prospectuses which are found at the end of the Policy's prospectus.

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.       New York Life Investment
                                     Management LLC ("NYLIM")
  --MainStay VP Bond--Initial                 NYLIM                - highest income over the long
    Class                                                          term consistent with preservation
                                                                     of principal
  --MainStay VP Capital                       NYLIM                - long-term growth of capital
    Appreciation--Initial Class
  --MainStay VP Cash Management               NYLIM                - as high a level of current
                                                                   income as is considered
                                                                     consistent with the
                                                                     preservation of capital and
                                                                     liquidity

  --MainStay VP Common                        NYLIM                - long-term growth of capital,
    Stock--Initial Class                                           with income as a secondary
    (formerly MainStay VP Growth                                     consideration
    Equity)
  --MainStay VP                               NYLIM                - capital appreciation together
    Convertible--Initial Class                                     with current income

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
  --MainStay VP                               NYLIM                - high level of current income,
    Government--Initial Class           Subadviser: MacKay           consistent with safety of
                                                                     principal
  --MainStay VP High Yield                    NYLIM                - maximize current income through
    Corporate Bond--Initial             Subadviser: MacKay           investment in a diversified
    Class                                                            portfolio of high yield, high
                                                                     risk debt securities which are
                                                                     ordinarily in the lower rating
                                                                     categories of recognized rating
                                                                     agencies. Capital appreciation
                                                                     is a secondary objective.
  --MainStay VP International                 NYLIM                - long-term growth of capital by
    Equity--Initial Class               Subadviser: MacKay           investing in a portfolio
                                                                     consisting primarily of
                                                                     non-U.S. equity securities
  --MainStay VP Mid Cap                       NYLIM                - Long-term growth of capital by
    Core--Initial Class                                              investing primarily in common
                                                                     stocks of U.S. companies with
                                                                     market capitalizations similar
                                                                     to those companies in the
                                                                     Russell MidCap Index.
  -- MainStay VP Mid Cap                      NYLIM                - Long-term growth of capital by
   Growth--Initial Class                Subadviser: MacKay           investing primarily in common
                                                                     stocks of U.S. companies with
                                                                     market capitalizations similar
                                                                     to those companies in the S&P
                                                                     MidCap 400 Index.
  --MainStay VP S&P 500                       NYLIM                - Investment results that
    Index--Initial Class                                           correspond to the total return
    (formerly MainStay VP                                            performance (and reflect
    Indexed Equity)                                                  reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index.
  -- MainStay VP Small Cap                    NYLIM                - Long-term capital appreciation
   Growth--Initial Class                Subadviser: MacKay         by investing primarily in
                                                                     equities of companies with
                                                                     market capitalizations similar
                                                                     to those in the Russell 2000
                                                                     Index.
  -- MainStay VP Value--Initial               NYLIM                - maximum long-term total return
   Class                                Subadviser: MacKay         from a combination of capital
                                                                     growth and income
  -- MainStay VP American                     NYLIM                - dividend growth, current income
   Century Income &                Subadviser: American Century    and capital appreciation
   Growth--Initial Class            Investment Management, Inc.
  -- MainStay VP Dreyfus Large                NYLIM                - capital appreciation
   Company Value--Initial Class      Subadviser: The Dreyfus
                                            Corporation
  -- MainStay VP Eagle Asset                  NYLIM                - growth through long-term
   Management Growth                 Subadviser: Eagle Asset       capital appreciation
   Equity--Initial Class                 Management, Inc.

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 The Alger American Fund
  -- Alger American Leveraged      Fred Alger Management, Inc.     - Long-term capital appreciation
   AllCap--Class O Shares                                          by focusing on companies of all
                                                                     sizes which demonstrate
                                                                     promising growth potential.
  -- Alger American Small                                          - Long-term capital appreciation
   Capitalization--Class O                                         by focusing on small, fast
   Shares                                                            growing companies that offer
                                                                     innovative products, services,
                                                                     or technologies to a rapidly
                                                                     expanding marketplace.
----------------------------------------------------------------------------------------------------
 American Century(R) Variable            American Century
 Portfolios, Inc.                   Investment Services, Inc.
  -- American Century VP                                           - Long-term capital growth by
   Value--Class II                                                   investing in stocks of
                                                                     companies believed to be
                                                                     undervalued at the time of
                                                                     purchase.
----------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.
  --Calvert Social Balanced           Adviser: Calvert Asset       - CVS Social Balanced seeks to
                                     Management Company, Inc.        achieve a comparative total
                                    Subadvisers: Brown Capital       return through an actively
                                  Management, Inc. and SsgA Funds    managed portfolio of stocks,
                                         Management, Inc.            bonds and money market
                                                                     instruments which offer income
                                                                     and capital growth opportunity
                                                                     and which satisfy the
                                                                     investment and social criteria.
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
  --Dreyfus IP Technology            The Dreyfus Corporation       - The portfolio seeks capital
    Growth--Initial Shares                                           appreciation. To pursue this
                                                                     goal, the portfolio normally
                                                                     invests at least 80% of its
                                                                     assets in the stocks of growth
                                                                     companies of any size that
                                                                     Dreyfus believes to be leading
                                                                     producers or beneficiaries of
                                                                     technological innovation.
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
  --Dreyfus VIF Developing           The Dreyfus Corporation       - The portfolio seeks capital
    Leaders--Initial Shares                                        growth. To pursue this goal, the
    (formerly Dreyfus VIF Small                                      portfolio normally invests at
    Cap)                                                             least 80% of its assets in the
                                                                     stocks of companies Dreyfus
                                                                     believes to be leaders:
                                                                     companies characterized by new
                                                                     or innovative products,
                                                                     services or processes having
                                                                     the potential to enhance
                                                                     earnings or revenue growth.

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance      Fidelity Management & Research
 Products Fund                                Company
  -- Fidelity(R) VIP             Subadviser: Fidelity Management   - Seeks long-term capital
   Contrafund(R)--Initial Class       & Research (U.K.) Inc.,        appreciation
                                  Fidelity Management & Research
                                     (Far East) Inc., Fidelity
                                   Investments Japan Limited and
                                           FMR Co., Inc.
  -- Fidelity(R) VIP Equity                                        - Seeks reasonable income. The
   Income--Initial Class                                           fund will also consider the
                                                                     potential for capital
                                                                     appreciation. The fund's goal
                                                                     is to achieve a yield which
                                                                     exceeds the composite yield on
                                                                     the securities comprising the
                                                                     Standard & Poor's 500(SM) Index
                                                                     (S&P 500(R))
  -- Fidelity(R) VIP Growth--                                      - Seeks to achieve capital
   Initial Class                                                     appreciation.
  -- Fidelity(R) VIP Index 500--                                   - Seeks investment results that
   Initial Class                                                     correspond to the total return
                                                                     of common stocks publicly
                                                                     traded in the United States, as
                                                                     represented by the S&P 500(R)
                                                                     Index.
  -- Fidelity(R) VIP Investment  Subadviser: Fidelity Investments  - Seeks as a high level of
   Grade Bond--Initial Class          Money Management, Inc.       current income as is consistent
                                                                     with the preservation of
                                                                     capital.
  -- Fidelity(R) VIP Mid-Cap--   Subadvisers: Fidelity Management  - Seeks long-term growth of
   Initial Class                  & Research (U.K.) Inc. Fidelity    capital.
                                    Management & Research (Far
                                       East) Inc., Fidelity
                                     Investments Japan Limited
  -- Fidelity(R) VIP Overseas--  Subadvisers: Fidelity Management  - Seeks long-term growth.
   Initial Class                  & Research (U.K.) Inc. Fidelity
                                    Management & Research (Far
                                       East) Inc., Fidelity
                                    Investments Japan Limited,
                                      Fidelity International
                                   Investment Advisers, Fidelity
                                     International Investment
                                           Advisers (UK)
  -- Fidelity(R) VIP Value                                         - Seeks capital appreciation.
   Strategies--Initial Class
----------------------------------------------------------------------------------------------------
 Janus Aspen Series
  -- Janus Aspen Series Mid Cap           Janus Capital            - Long-term growth of capital.
   Growth--Institutional Shares          Management, LLC
   (formerly Janus Aspen Series
   Aggressive Growth)
  -- Janus Aspen Series                                            - Long-term capital growth
   Balanced--Institutional                                         consistent with preservation of
   Shares                                                            capital and balanced by current
                                                                     income.
  -- Janus Aspen Series                                            - Long-term growth of capital in
   Worldwide Growth--                                              a manner consistent with the
   Institutional Shares                                              preservation of capital.

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund, Inc.
  -- Lord Abbett Mid-Cap Value       Lord, Abbett & Co., LLC       - Capital appreciation by
   Portfolio                             ("Lord Abbett")           investing primarily in equity
                                                                     securities which are believed
                                                                     to be undervalued in the
                                                                     marketplace.
----------------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
  -- Morgan Stanley UIF Emerging    Morgan Stanley Investment      - High total return by investing
   Markets Debt--Class I                 Management, Inc.            primarily in fixed income
                                                                     securities of government and
                                                                     government-related issuers and,
                                                                     to a lesser extent, of
                                                                     corporate issuers in emerging
                                                                     market countries.
  -- Morgan Stanley UIF Emerging                                   - Long-term capital appreciation
   Markets Equity--Class I                                         by investing primarily in growth-
                                                                     oriented equity securities of
                                                                     companies in emerging market
                                                                     countries.
  -- Morgan Stanley UIF U.S.                                       - Above average current income
   Real Estate--Class I                                            and long-term capital
                                                                     appreciation by investing
                                                                     primarily in equity securities
                                                                     of companies in the U.S. real
                                                                     estate industry, including real
                                                                     estate investment trusts.
----------------------------------------------------------------------------------------------------
 MFS(R) Variable Insurance Trust Massachusetts Financial Services
 (SM)                                         Company
  -- MFS(R) Investors Trust                                        - Long-term growth of capital and
   Series--Initial Class                                             reasonable current income.
  -- MFS(R) Utilities                                              - Capital growth and current
   Series--Initial Class                                           income by investing in a minimum
                                                                     of 80% of its net assets in
                                                                     equity and debt securities of
                                                                     domestic and foreign companies
                                                                     (including emerging markets) in
                                                                     the utilities industry.
  -- MFS(R) New Discovery                                          - Capital appreciation by
   Series--Initial Class                                           investing in a minimum of 65% of
                                                                     its net assets in equity
                                                                     securities of emerging growth
                                                                     companies.
 Scudder VIT Funds (Class A
 Shares)
  -- Scudder VIT EAFE(R) Equity  Deutsche Asset Management, Inc.   - The Fund seeks to replicate, as
   Index Fund--Class A Shares                                        closely as possible, before the
                                                                     deduction of expenses, the
                                                                     performance of the Morgan
                                                                     Stanley Capital International
                                                                     ("MSCI") EAFE(R) Index
                                                                     ("EAFE(R) Index") which
                                                                     emphasizes stocks of companies
                                                                     in major markets in Europe,
                                                                     Australasia and the Far East.
  -- Scudder VIT Small Cap Index                                   - The Fund seeks to replicate, as
   Fund--Class A Shares                                              closely as possible before the
                                                                     deduction of expenses, the
                                                                     performance of the Russell 2000
                                                                     Index, which emphasizes stocks
                                                                     of small US companies.

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity             T. Rowe Price Associates, Inc.
 Series, Inc.
  T. Rowe Price Equity Income                                      - Substantial dividend income and
    Portfolio                                                        also long-term capital
                                                                     appreciation through
                                                                     investments in common stocks of
                                                                     established companies.
  -- T. Rowe Price Blue Chip                                       - Seeks to provide long-term
   Growth Portfolio                                                capital growth. Income is a
                                                                     secondary objective.
  -- T. Rowe Price Index 500                                       - Seeks to match the performance
   Portfolio                                                       of the Standard & Poor's 500
                                                                     Index.
  -- T. Rowe Price New America                                     - Seeking to provide long-term
   Growth Portfolio                                                capital appreciation through
                                                                     investments in companies
                                                                     believed by T. Rowe Price to be
                                                                     in the fast-growing sectors
                                                                     that define the "new America."
  -- T. Rowe Price Personal                                        - Seeking capital growth and
   Strategy Balanced Portfolio                                     current income from stocks and
                                                                     bonds.
----------------------------------------------------------------------------------------------------
 --T. Rowe Price Fixed Income
 Series, Inc.
  -- T. Rowe Price Limited-Term   T. Rowe Price Associates, Inc.   - high level of income consistent
   Bond Portfolio                                                  with moderate fluctuations in
                                                                     principal value.
--T. Rowe Price International
Series, Inc.
  --T. Rowe Price International                                    - Seeks long-term growth of
    Stock Portfolio                                                capital through investments
                                                                     primarily in the common stocks
                                                                     of established, non-U.S.
                                                                     companies.
----------------------------------------------------------------------------------------------------
 Van Eck Worldwide
 Insurance Trust:
  --Van Eck Worldwide Absolute    Van Eck Associates Corporation   Positive returns in various
    Return                                                         market cycles by utilizing a
                                                                   diversified "manager of managers"
                                                                   investment approach, whereby the
                                                                   Fund selects multiple investment
                                                                   subadvisers who use various
                                                                   hedging strategies.
----------------------------------------------------------------------------------------------------

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate net premium payments, transfer for Cash Value to a maximum of 20 of the 50 Investment Divisions and/or the Fixed Account.

     The Investment Divisions offered through the CorpExec VUL policy and described in this prospectus are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     For CorpExec VUL III: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the Underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the Investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other Investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase CorpExec VUL. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

SALES EXPENSE CHARGE

  CorpExec VUL II:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

  CorpExec VUL III:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

     Guaranteed Sales Expense Charge--We may change the sales expense charge at any time. During the first Policy Year, we guarantee that any sales expense charge we deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge for more than 3% from any additional premiums in that Policy Year. Beginning in the second Policy Year, we guarantee that any sales expense charge we deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, we guarantee that any sales expense charge we deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     We reserve the right to increase this charge in the future, but it will never exceed the maximums as stated above. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

STATE TAX CHARGE

  CorpExec VUL II:

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1,000 of life insurance premium. The 2% of premium we deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

  CorpExec VUL III:

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We currently deduct 2% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium, as a state tax charge. The amount we deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this change is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

  CorpExec VUL II:

     The monthly charge, currently equal to $5.00 ($60.00 annually), compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually)

  CorpExec VUL III:

     The monthly charge, currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually), compensates us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, we reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. The cost of insurance charge for any month will equal:

                                a times (b - c)

     Where: a = the applicable cost of insurance rate b = the number of thousands of death benefit as of the Monthly
                   Deduction Day divided by 1.0032737
               CorpExec VUL II:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).
               CorpExec VUL III:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For insured rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, we include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the First 10 Policy Years, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

     Current--We currently deduct a daily mortality and expense risk charge that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III:

     Current--We currently deduct a monthly mortality and expense risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in
Policy Years 26 and following, or $2.50 per $1,000 of the average daily net asset value of each Investment Division's assets.

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

CorpExec VUL II and CorpExec VUL III:

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

     PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the Partial Withdrawal.

     TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

CorpExec VUL II:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.87% for all years:

Premium Paid.....................................................  $7,500.00
Less:    Below Target Premium Sales Expense Charge...............   1,031.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,225.00
less:    Monthly contract charge
         (5.00 per month)........................................      60.00
less:    Charges for cost of insurance
         (varies monthly)........................................     409.74
plus:    Net investment performance
         (varies daily)..........................................     290.85
                                                                   ---------
equals:  Cash Value..............................................  $6,046.11
Plus:    Deferred Premium Load Account...........................   1,275.00
                                                                   ---------
Equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,321.11

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.28% for all years:

Premium Paid.....................................................  $7,500.00
Less:    Below Target Premium Sales Expense Charge...............     806.25
         Below Target Premium Sales Tax Charge (2%)..............     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.27
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.48
plus:    Net investment performance
         (varies daily)..........................................     334.00
                                                                   ---------
equals:  Cash Value..............................................  $6,575.25
Plus:    Deferred Premium Load Account...........................   1,050.00
                                                                   ---------
Equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,625.25

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

     We currently charge an effective annual loan interest rate of 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount. The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be less than 2% less than the rate we charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day.

     For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the effective annual rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the effective annual rate we charge for loan interest. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

                           DESCRIPTION OF THE POLICY

THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the Insured and the Beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.

     BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's cash value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 50 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Primary Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

                                   CASH VALUE

     After the Free Look Period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account. A number of factors affect your policy's cash value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

                              CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

                        ALTERNATIVE CASH SURRENDER VALUE

     Alternative Cash Surrender Value--is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load account value less any Policy Debt.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium among up to any 20 of the 57 Allocation Alternatives.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

CorpExec VUL II:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                   (a/b) - c

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

                 c = the mortality and expense risk charge. This charge is
                     deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

                 b =the net asset value of a Portfolio share held in the
                    Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

           (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     -- Maximum Transfer.--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During (i) the retirement year (i.e., the Policy Year following the insured's 65th birthday or a date you indicate in the application), or (i) another date you request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     -- Minimum Transfer.--The minimum amount that may be transferred is $500, unless we agree otherwise.

     -- Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount of each transfer.

     Orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity, or

     - dilution of the interests of long-term investors.

ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either rider, but not both riders. If desired, the riders must be elected at policy application. Unlike the Supplementary Term Rider ("STR") (which adjusts to maintain a targeted death benefit in combination with the base policy) the Level Term Rider ("LTR") provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

-- SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     -- Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     -- Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     -- Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     -- Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

-- LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Face Amount of the rider; and/or

     -- Convert this rider to increase the Face Amount of policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:

     (a) The total of the Face Amount of this rider and the Face Amount of the Policy is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUMS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. These rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six policy years. Beginning in year seven, the cost of insurance rates under the term rider are higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Division(s) and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office at the address listed on the cover page of this prospectus (or any other address we indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations we may impose on the number of free transfers.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or
(b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.
                                    PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premiums must be sent to our Premium Remittance Center or the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Additional premiums may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt. You can call 1-913-906-4000 to determine if we have received your premium payment.

     No premium, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.

     Premium payments can be mailed to NYLIAC, Attention: Executive Benefits, P.O. Box 930652, Kansas City, MO 64193-0652.

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that we have all of the information needed to credit the premium. Any premiums received after that time will be credited to your policy on the next Business Day on which we have received all of the information needed to credit the premium. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the Free Look period. After the end of the Free Look period, we will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     You can return the policy to NYLIAC's Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account, according to your instructions. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM IS SUBJECT TO SUITABILITY STANDARDS.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call
(913)906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The net premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check or electronically will be suspended until such time we agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000.

     The policyowner may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to our Service Center at: NYLIFE Distributors LLC, Attention:
        Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     -- If the policy is still in effect, we will pay any Cash Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the cash value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

PAYMENT OPTIONS

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

     If we agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our general account.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "POLICY PAYMENT INFORMATION--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

        The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. See "FEDERAL INCOME TAX CONSIDERATIONS--Status of Policy After Insured is Age 100" for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data pages.

     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a "guideline premium" test and a "cash value corridor" test or (2) a "cash value accumulation" test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the cash value accumulation test. A policy using the Corridor table must also satisfy the "guideline premium" test of Code Section 7702, which test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a corridor test under the guideline premium test are lower than under the cash value accumulation test, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant Internal Revenue Code table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a cash value accumulation test policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table...      215%       215%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from Corridor Table....................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)              $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.......      288%       288%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from CVAT Table........................  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)............  $144,000   $100,000

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Center at: NYLIFE Distributors LLC, Attention:
Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives us the facts we need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives us the facts we need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

ASSIGNMENT

     You can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at our Service Office or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See, "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. There may be a maximum processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to us at our Service Office.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the partial withdrawal less the greater of

            (i) zero, or

            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

            (i) zero, or

            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date we receive the policyowner's signed request in a form acceptable to us at our Service Office.

     A partial withdrawal may result in taxable income to you. See "Federal Income Tax Considerations".

                                   SURRENDERS

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

  CorpExec VUL II:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value less any policy debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request in a form acceptable to us at our Service Center, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the Owner has not been changed, unless that change (1) was the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a Trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year. Beginning on the first Policy Anniversary and continuing until the 7th Policy Anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day;

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 7th Policy Anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 7th Policy Anniversary or upon lapse of the policy.

  CorpExec VUL III:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value less any policy debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request in a form acceptable to us at our Service Center, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the Owner has not been changed, unless that change (1) was the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a Trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year. Beginning on the first Policy Anniversary and continuing until the 8th Policy Anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Account value on each Monthly

Deduction Day on or after the first Policy Anniversary will be equal to (a) plus
(b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day;

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th Policy Anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 8th Policy Anniversary or upon lapse of the policy.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request.
                                     LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of your policy's Cash Value, less (ii) any Policy Debt.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest, to the next policy anniversary, on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each Policy Anniversary, if the outstanding loan plus interest to the next Policy Anniversary exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be less than 2% less than the rate we charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the effective annual rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the effective annual rate we charge for loan interest. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. See, "TERMINATION AND REINSTATEMENT--Reinstatement Option."

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding. the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If your policy's Cash Surrender Value less any Policy Debt, on any Monthly Deduction Day is less than the monthly deductions due from cash value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the cash value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the signed request for reinstatement on a form acceptable to us at our Service Office.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal

Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies may be used with plans qualified under IRC Section 401 (a). While these plans include profit sharing plans, 401 (k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401 (a). Generally, employer contributions to plans qualified under Section 401 (a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

SALES AND OTHER AGREEMENTS

     NYLIFE Distributors LLC, ("NYLIFE Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. NYLIFE Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and Eclipse Funds Inc.

  CorpExec VUL II:

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during the policy's first year will not exceed 23% of the premiums paid up to a policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years two through four will not exceed 12.5% of the policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years five through seven will not exceed 5% of the policy's target premium plus 1.5% of premiums paid in excess of such amount. Commissions paid during Policy Years eight through ten will not exceed 1.5% of the policy's target premium plus 1.5% of premiums paid in excess of such amount. There are no commissions paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

  CorpExec VUL III:

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during the policy's first year will not exceed 30% of the premiums paid up to a policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years two through four will not exceed 12.5% of the policy's target premium plus 4% of premiums paid in excess of such amount. Commissions paid during Policy Years five through seven will not exceed 1.5% of the policy's target premium plus 1.5% of premiums paid in excess of such amount. There are no commissions paid in Policy Years eight and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The total commissions paid during the fiscal years dated 2003, 2002 and 2001 were $4,799,492, $1,917,159, and $110,882, respectively. NYLIFE
Distributors did not retain any of these fees.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 333-48300

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date we are notified. The amount we refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to the separate account.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     For CorpExec VUL II and CorpExec VUL III, Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels.

     For CorpExec VUL II and CorpExec VUL III, Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed levels.

     For CorpExec VUL II, Table 1 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.25% (on a current basis) of the cash value allocated to the Separate Account.

     For CorpExec VUL II, Table 2 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the cash value allocated to the Separate Account.

     For CorpExec VUL III, Table 1 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and 0.25% in years 26+ (on a current basis) of the cash value allocated to the Separate Account.

     For CorpExec VUL III, Table 2 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: -1.08%, 4.86% and 10.79% for CorpExec VUL II, Table 1, -1.72%, 4.18% and 10.07% for CorpExec VUL II, Table 2, and -0.83%, 5.12% and 11.07% for CorpExec VUL III for Tables 1 and 2.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                CORPEXEC VUL II

                                    TABLE 1

               SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 2)

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000

                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                                                                                    END OF YEAR CASH SURRENDER
                 END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ----------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%         0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ----------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000    1,000,000    15,609    16,593      17,576    19,179    20,163      21,146
     2        1,000,000   1,000,000    1,000,000    31,739    34,730      37,834    36,989    39,979      43,083
     3        1,000,000   1,000,000    1,000,000    47,568    53,622      60,154    53,588    59,642      66,174
     4        1,000,000   1,000,000    1,000,000    63,025    73,234      84,689    68,905    79,114      90,569
     5        1,000,000   1,000,000    1,000,000    78,151    93,644     111,727    82,981    98,474     116,557
     6        1,000,000   1,000,000    1,000,000    92,868   114,812     141,469    95,738   117,683     144,339
     7        1,000,000   1,000,000    1,000,000   107,013   136,617     174,059   107,013   136,617     174,059
     8        1,000,000   1,000,000    1,000,000   121,902   160,497     211,327   121,902   160,497     211,327
     9        1,000,000   1,000,000    1,000,000   136,441   185,396     252,548   136,441   185,396     252,548
    10        1,000,000   1,000,000    1,000,000   150,713   211,451     298,258   150,713   211,451     298,256
    15        1,000,000   1,000,000    1,177,230   212,758   356,684     609,964   212,758   355,684     609,964
    20        1,000,000   1,000,000    1,676,028   253,070   529,737   1,103,546   253,070   529,737   1,103,546
    25        1,000,000   1,000,000    2,704,429   191,214   655,627   1,779,230   191,214   656,627   1,779,230

Assuming a fund fee average of .83%.
0% gross = -1.08% net
6% gross = 4.85% net
12% gross = 10.79% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL II

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,554    13,436      14,319    16,176    17,058      17,941
     2        1,000,000   1,000,000   1,000,000    25,443    28,032      30,726    30,781    33,369      36,063
     3        1,000,000   1,000,000   1,000,000    37,839    42,970      48,522    43,964    49,095      54,647
     4        1,000,000   1,000,000   1,000,000    49,640    58,157      67,746    55,625    64,142      73,731
     5        1,000,000   1,000,000   1,000,000    60,859    73,615      88,565    65,776    78,532      93,482
     6        1,000,000   1,000,000   1,000,000    71,505    89,364     111,164    74,428    92,287     114,087
     7        1,000,000   1,000,000   1,000,000    81,479   105,317     135,639    81,479   105,317     135,639
     8        1,000,000   1,000,000   1,000,000    91,737   122,504     163,291    91,737   122,504     163,291
     9        1,000,000   1,000,000   1,000,000   101,263   139,922     193,357   101,263   139,922     193,357
    10        1,000,000   1,000,000   1,000,000   109,971   157,504     226,050   109,971   157,504     226,050
    15        1,000,000   1,000,000   1,000,000   139,668   247,119     440,976   139,668   247,119     440,976
    20        1,000,000   1,000,000   1,326,214   139,502   336,734     780,126   139,502   336,734     780,126
    25        1,000,000   1,000,000   1,792,253     8,632   324,144   1,179,114     8,632   324,144   1,179,114

Assuming a fund fee average of .83%.
0% gross = -1.72% net
6% gross = 4.18% net
12% gross = 10.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING CURRENT CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,236    18,288      19,341    20,176    21,228      22,281
     2        1,000,000   1,000,000   1,000,000    35,128    38,359      41,715    39,268    42,499      45,856
     3        1,000,000   1,000,000   1,000,000    52,458    59,022      66,109    57,483    64,047      71,134
     4        1,000,000   1,000,000   1,000,000    69,169    80,244      92,677    74,702    85,776      98,209
     5        1,000,000   1,000,000   1,000,000    85,489   102,279     121,889    91,057   107,847     127,457
     6        1,000,000   1,000,000   1,000,000   101,657   125,418     154,297   106,488   130,249     159,129
     7        1,000,000   1,000,000   1,000,000   117,429   149,459     189,983   120,684   152,714     193,239
     8        1,000,000   1,000,000   1,000,000   133,426   175,105     230,006   133,426   175,105     230,006
     9        1,000,000   1,000,000   1,000,000   149,073   201,829     274,196   149,073   201,829     274,196
    10        1,000,000   1,000,000   1,000,000   164,274   229,595     322,938   164,274   229,595     322,938
    15        1,000,000   1,000,000   1,263,341   234,144   386,809     654,581   234,133   386,809     654,581
    20        1,000,000   1,000,000   2,019,926   292,262   581,153   1,188,192   292,262   581,153   1,188,192
    25        1,000,000   1,111,994   2,944,021   256,432   731,575   1,936,856   256,432   731,575   1,936,856

Assuming a fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,550    13,432      14,316    16,173    17,054      17,938
     2        1,000,000   1,000,000   1,000,000    25,437    28,024      30,720    30,927    33,514      36,211
     3        1,000,000   1,000,000   1,000,000    37,833    42,960      48,517    44,727    49,853      55,411
     4        1,000,000   1,000,000   1,000,000    49,640    58,151      67,750    57,382    65,892      75,492
     5        1,000,000   1,000,000   1,000,000    60,874    73,622      88,588    68,768    81,516      96,482
     6        1,000,000   1,000,000   1,000,000    71,546    89,395     111,221    78,664    96,513     118,339
     7        1,000,000   1,000,000   1,000,000    81,556   105,384     135,746    86,506   110,334     140,696
     8        1,000,000   1,000,000   1,000,000    91,833   122,591     163,437    91,833   122,591     163,437
     9        1,000,000   1,000,000   1,000,000   101,352   140,004     193,520   101,352   140,004     193,520
    10        1,000,000   1,000,000   1,000,000   110,054   157,579     226,233   110,054   157,579     226,233
    15        1,000,000   1,000,000   1,000,000   139,710   247,138     441,316   139,710   247,138     441,316
    20        1,000,000   1,000,000   1,327,330   139,479   336,637     780,782   139,479   336,637     780,782
    25        1,000,000   1,000,000   1,794,090     8,491   323,822   1,180,322     8,491   323,822   1,180,322

Assuming a fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2004

                                      FOR

                           CORPORATE EXECUTIVE SERIES
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2004 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (913) 906-4000 or writing to NYLIAC at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211. Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
About Financial Statements..................................     2
Financial Statements........................................   F-1

     CORPEXEC VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                  CORPEXEC VUL
          CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE INSURANCE
                                  INVESTING IN
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

                          Supplement dated May 1, 2004
                        to Prospectus dated May 1, 2004

     This supplement amends the May 1, 2004 Prospectus for the CorpExec VUL:
Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purpose of this supplement is to describe five new Investment Divisions that will be available under the Policies as of May 1, 2004 (this supplement identifies the new Investment Divisions and provides information regarding each new Investment Division's fees, expenses and investment objectives). The Investment Divisions described in this supplement may not be available in all Policies. Keeping these purposes in mind, please note the following changes.

I. NUMBER OF AVAILABLE INVESTMENT DIVISIONS

     Effective May 1, 2004, throughout the Prospectus, all references to 50 Investment Divisions are changed to refer to 54 Investment Divisions.

     Effective May 1, 2004, references to 51 Allocation Alternatives are changed to refer to 55 Allocation Alternatives.

II. CERTAIN PIMCO PORTFOLIOS AVAILABLE MAY 1, 2004

     Effective May 1, 2004, the following Investment Division are available:

     On page 12, under the section entitled FUND ANNUAL EXPENSES, add the following to the table in that section:

                                                     PIMCO ALL        PIMCO LOW        PIMCO REAL      PIMCO TOTAL
                                                      ASSET--         DURATION--        RETURN--         RETURN--
FUND ANNUAL EXPENSES                               ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE
(AS A % OF THE AVERAGE NET ASSETS)(A)               CLASS SHARES     CLASS SHARES     CLASS SHARES     CLASS SHARES
-------------------------------------              --------------   --------------   --------------   --------------
Advisory Fees....................................       0.20%            0.25%            0.25%            0.25%
Administration Fees..............................       0.15%            0.15%            0.15%            0.15%
12b-1 Fees.......................................       0.00%            0.00%            0.00%            0.00%
Other Expenses...................................       0.93%            0.27%            0.26%            0.26%
Total Fund Annual Expenses.......................       1.28%            0.67%            0.66%            0.66%

---------------

(a) The Fund or its agents provided the fees and charges which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

III. FUNDS AND ELIGIBLE PORTFOLIOS

     Effective May 1, 2004, on page 24, add the following to the table showing the Funds and Eligible Portfolios, Investment Advisers and Investment Objectives available under the policies:

                FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
PIMCO Variable Insurance Trust:
PIMCO All Asset--Administrative Class  Pacific Investment Management Company  Seeks maximum real return
Shares                                 LLC                                    consistent with preservation of
                                                                              real capital and prudent
                                                                              investment management
PIMCO Low Duration--Administrative                                            Seeks maximum total return,
Class Shares                                                                  consistent with preservation of
                                                                              capital and prudent investment
                                                                              management
PIMCO Real Return--Administrative                                             Seeks maximum real return,
Class Shares                                                                  consistent with preservation of
                                                                              real capital and prudent
                                                                              investment management
PIMCO Total Return--Administrative                                            Seeks maximum total return,
Class Shares                                                                  consistent with preservation of
                                                                              capital and prudent investment
                                                                              management

                            ------------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                              MAINSTAY VP
                                             MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP
                                                BOND--       APPRECIATION--        CASH        CONVERTIBLE--
                                            INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  3,974,080     $ 21,432,563     $  8,530,873     $    178,668

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          6,985           39,138            3,390               42
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  3,967,095     $ 21,393,425     $    166,266     $        219
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --               --        8,361,217          178,407
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $      13.95     $       8.72     $       1.18     $      10.09
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      11.21     $       1.01     $      11.98
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  3,933,004     $ 33,677,513     $  8,531,035     $    174,946
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
     $    821,889     $ 31,238,488     $  3,261,493     $ 93,593,834     $ 16,425,295     $     45,420

            1,378           57,155            5,830          170,520           29,602               28
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $    767,094     $ 30,953,463     $  3,187,581     $ 93,168,471     $ 16,085,768     $         --
               --               --               --               --               --               --
           53,417          227,870           68,082          254,843          309,925           45,392
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $      13.63     $      10.56     $      14.54     $      10.41     $      11.52     $         --
     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============
     $      10.42     $      12.12     $      13.10     $      10.44     $      12.71     $      13.17
     ============     ============     ============     ============     ============     ============
     $    810,613     $ 41,225,875     $  2,840,376     $114,160,977     $ 16,670,167     $     37,258
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                                               MAINSTAY VP      MAINSTAY VP
                                                                                 AMERICAN      DREYFUS LARGE
                                             MAINSTAY VP      MAINSTAY VP     CENTURY INCOME      COMPANY
                                            TOTAL RETURN--      VALUE--        AND GROWTH--       VALUE--
                                            INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  1,258,537     $     61,278     $      4,006     $    390,057

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          2,269               42                3              670
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  1,256,268     $      2,282     $         --     $    352,899
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --           58,954            4,003           36,488
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $       8.62     $       9.80     $         --     $      10.39
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      13.05     $      10.63     $      12.82
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  1,373,248     $     49,137     $      3,771     $    396,464
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP
     EAGLE ASSET
      MANAGEMENT      ALGER AMERICAN                       DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
        GROWTH            SMALL                            TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-
       EQUITY--      CAPITALIZATION--   CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--
    INITIAL CLASS     CLASS O SHARES       BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
    ------------------------------------------------------------------------------------------------------------------------
     $    410,654      $    271,362      $     27,487     $        966     $    198,153     $  1,251,607      $  1,559,072

              557               375                49               --              123            1,237             2,791
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $    252,175      $    198,820      $     27,438     $         --     $         --     $    411,561      $  1,518,344
               --                --                --               --               --               --                --
          157,922            72,167                --              966          198,030          838,809            37,937
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $       5.97      $       7.99      $      11.01     $         --     $         --     $      13.46      $      11.32
     ============      ============      ============     ============     ============     ============      ============
     $         --      $         --      $         --     $         --     $         --     $         --      $         --
     ============      ============      ============     ============     ============     ============      ============
     $      10.08      $      12.27      $         --     $       9.90     $       9.95     $      11.80      $      13.35
     ============      ============      ============     ============     ============     ============      ============
     $    477,563      $    233,315      $     25,352     $        969     $    157,782     $  1,124,502      $  1,421,035
     ============      ============      ============     ============     ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                FIDELITY(R) VIP
                                            FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP
                                               GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--
                                             INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                            ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $    208,421      $    394,464      $    616,227      $    276,578

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................             66               230               371               159
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $         --      $         --      $         --      $         --
    CESVUL Policies.......................             --                --                --                --
    CESVUL2 Policies......................        208,355           394,234           615,856           276,419
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
    CSVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL2 Variable accumulation unit
      value...............................   $      10.07      $      12.08      $      11.39      $      11.95
                                             ============      ============      ============      ============
Identified Cost of Investment.............   $    186,295      $    338,861      $    604,174      $    220,921
                                             ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                      JANUS ASPEN
                     JANUS ASPEN         SERIES        LORD ABBETT
                        SERIES         WORLDWIDE      SERIES FUND--        MFS(R)
  FIDELITY(R) VIP     BALANCED--        GROWTH--         MID-CAP       INVESTORS TRUST   MFS(R) UTILITIES
    OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL        VALUE           SERIES--           SERIES--
   INITIAL CLASS        SHARES           SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS
  -------------------------------------------------------------------------------------------------------
<S
   $      9,703      $ 11,280,397     $    468,346     $    345,345     $    108,733       $    224,376

              5            19,587              788              178               69                143
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $ 10,666,660     $    437,401     $         --     $         --       $         --
             --                --               --               --               --                 --
          9,698           594,150           30,157          345,167          108,664            224,233
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $      14.59     $      10.41     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $         --      $         --     $         --     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $      13.23      $      10.60     $       9.77     $      12.06     $      11.60       $      11.14
   ============      ============     ============     ============     ============       ============
   $      7,923      $ 11,158,913     $    512,826     $    314,528     $     97,652       $    204,848
   ============      ============     ============     ============     ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                           MORGAN STANLEY
                                                UIF          MORGAN STANLEY     SCUDDER VIT
                                              EMERGING          UIF U.S.         SMALL CAP      T. ROWE PRICE    T. ROWE PRICE
                                              MARKETS        REAL ESTATE--    INDEX-- CLASS A   EQUITY INCOME     LIMITED-TERM
                                          EQUITY-- CLASS I      CLASS I           SHARES          PORTFOLIO      BOND PORTFOLIO
                                          -------------------------------------------------------------------------------------
ASSETS:
  Investment at net asset value.........    $     30,937      $    658,573     $        994      $  1,955,582     $    133,974

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................              57               400               --             1,521               75
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies......................    $     30,880      $         --     $         --      $    286,403     $         --
    CESVUL Policies.....................              --                --               --                --               --
    CESVUL2 Policies....................              --           658,173              994         1,667,658          133,899
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
    CSVUL Variable accumulation unit
      value.............................    $      10.48      $         --     $         --      $      12.36     $         --
                                            ============      ============     ============      ============     ============
    CESVUL Variable accumulation unit
      value.............................    $         --      $         --     $         --      $         --     $         --
                                            ============      ============     ============      ============     ============
    CESVUL2 Variable accumulation unit
      value.............................    $         --      $      12.38     $      10.37      $      10.50     $      10.55
                                            ============      ============     ============      ============     ============
Identified Cost of Investment...........    $     22,270      $    558,723     $        969      $  1,778,671     $    134,409
                                            ============      ============     ============      ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


                                                              MainStay VP
                                             MainStay VP        Capital        MainStay VP      MainStay VP      MainStay VP
                                                Bond--       Appreciation--        Cash        Convertible--     Government--
                                            Initial Class    Initial Class      Management     Initial Class    Initial Class
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $     162,916    $      42,372    $      34,245    $       3,613    $      38,469
  Mortality and expense risk charges......        (27,113)        (132,195)         (13,586)             (44)          (5,428)
                                            -------------    -------------    -------------    -------------    -------------
      Net investment income (loss)........        135,803          (89,823)          20,659            3,569           33,041
                                            -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        195,560          688,892        3,111,247              788           46,087
  Cost of investments sold................       (182,918)      (1,235,494)      (3,111,365)            (734)         (43,190)
                                            -------------    -------------    -------------    -------------    -------------
      Net realized gain (loss) on
        investments.......................         12,642         (546,602)            (118)              54            2,897
  Realized gain distribution received.....         97,348               --               --               --               --
  Change in unrealized appreciation
    (depreciation) on investments.........       (100,260)       5,113,167             (144)           3,774          (26,204)
                                            -------------    -------------    -------------    -------------    -------------
      Net gain (loss) on investments......          9,730        4,566,565             (262)           3,828          (23,307)
                                            -------------    -------------    -------------    -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $     145,533    $   4,476,742    $      20,397    $       7,397    $       9,734
                                            =============    =============    =============    =============    =============

                                             MainStay VP                       MainStay VP
                                               American       MainStay VP      Eagle Asset
                                               Century       Dreyfus Large      Management      Alger American
                                              Income and        Company           Growth            Small            Calvert
                                               Growth--         Value--          Equity--      Capitalization--       Social
                                            Initial Class    Initial Class    Initial Class     Class O Shares       Balanced
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $          50    $       2,747    $         621     $          --     $         488
  Mortality and expense risk charges......             (7)          (2,231)          (1,843)           (1,075)             (163)
                                            -------------    -------------    -------------     -------------     -------------
      Net investment income (loss)........             43              516           (1,222)           (1,075)              325
                                            -------------    -------------    -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......             80           23,115           18,642            18,428            14,858
  Cost of investments sold................            (90)         (27,905)         (32,498)          (30,526)          (15,089)
                                            -------------    -------------    -------------     -------------     -------------
      Net realized gain (loss) on
        investments.......................            (10)          (4,790)         (13,856)          (12,098)             (231)
  Realized gain distribution received.....             --               --               --                --                --
  Change in unrealized appreciation
    (depreciation) on investments.........            682           86,767           94,934            73,680             4,220
                                            -------------    -------------    -------------     -------------     -------------
      Net gain (loss) on investments......            672           81,977           81,078            61,582             3,989
                                            -------------    -------------    -------------     -------------     -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $         715    $      82,493    $      79,856     $      60,507     $       4,314
                                            =============    =============    =============     =============     =============


                                               Dreyfus IP
                                               Technology
                                            Growth-- Initial
                                                Shares(a)
                                            -----------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................    $          --
  Mortality and expense risk charges......               --
                                              -------------
      Net investment income (loss)........               --
                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......               --
  Cost of investments sold................               --
                                              -------------
      Net realized gain (loss) on
        investments.......................               --
  Realized gain distribution received.....               --
  Change in unrealized appreciation
    (depreciation) on investments.........               (3)
                                              -------------
      Net gain (loss) on investments......               (3)
                                              -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................    $          (3)
                                              =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                     MainStay VP
     MainStay VP     High Yield      MainStay VP     MainStay VP     MainStay VP     MainStay VP
       Growth         Corporate        Indexed      International      Mid Cap          Total        MainStay VP
      Equity--         Bond--         Equity--        Equity--         Core--         Return--         Value--
    Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class
    -------------------------------------------------------------------------------------------------------------
    $    292,225    $    216,047    $  1,106,779    $    259,038    $        163    $     21,883    $         828
        (189,966)        (19,762)       (570,383)        (95,327)            (69)         (7,892)            (131)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         102,259         196,285         536,396         163,711              94          13,991              697
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,071,671         243,613       2,920,522         520,810             894          43,557            2,817
      (1,684,079)       (251,782)     (4,180,388)       (631,806)           (831)        (67,390)          (2,680)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (612,408)         (8,169)     (1,259,866)       (110,996)             63         (23,833)             137
              --              --              --              --              --              --               --
       6,962,857         672,367      20,982,488       3,640,343           8,625         216,859           12,124
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,350,449         664,198      19,722,622       3,529,347           8,688         193,026           12,261
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,452,708
    $               $    860,483    $ 20,259,018    $  3,693,058    $      8,782    $    207,017    $      12,958
    =============   =============   =============   =============   =============   =============   =============

                                                                                               FIDELITY(R) VIP
      Dreyfus VIF                        Fidelity(R) VIP                                         INVESTMENT
       Developing      Fidelity(R) VIP       EQUITY-       FIDELITY(R) VIP   FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP
       LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--         INDEX 500--         BOND--           MID-CAP--
     Initial Shares     Initial Class     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $          49      $       2,454     $      18,937     $          45     $         841     $       9,301     $          80
              (318)            (3,476)           (8,962)             (158)             (492)             (972)             (305)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
              (269)            (1,022)            9,975              (113)              349             8,329              (225)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            11,979             65,911           105,508             1,500             6,945            54,713             3,206
           (11,171)           (76,280)         (116,650)           (1,705)           (6,813)          (54,308)           (3,258)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
               808            (10,369)          (11,142)             (205)              132               405               (52)
                --                 --                --                --                --             3,273                --
            42,257            212,453           376,339            24,484            58,831             6,564            56,102
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            43,065            202,084           365,197            24,279            58,963            10,242            56,050
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
     $      42,796      $     201,062     $     375,172     $      24,166     $      59,312     $      18,571     $      55,825
     =============      =============     =============     =============     =============     =============     =============


     FIDELITY(R) VIP
       OVERSEAS--
      INITIAL CLASS
    ------------------------------------------------------------------------------------------
      $          19
                (11)
      -------------
                  8
      -------------
              1,738
             (1,614)
      -------------
                124
                 --
              1,951
      -------------
              2,075
      -------------
      $       2,083
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                Janus Aspen
                                                Janus Aspen       Series        Lord Abbett       MFS(R)
                                                  Series         Worldwide     Series Fund--     Investors        MFS(R)
                                                Balanced--       Growth--         Mid-Cap          Trust         Utilities
                                               Institutional   Institutional       Value         Series--        Series--
                                                  Shares          Shares         Portfolio     Initial Class   Initial Class
                                               -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income............................  $     233,331   $       4,403   $      1,600    $         324   $       4,472
  Mortality and expense risk charges.........        (70,562)         (2,574)          (274)            (153)           (481)
                                               -------------   -------------   -------------   -------------   -------------
      Net investment income (loss)...........        162,769           1,829          1,326              171           3,991
                                               -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..........        434,818          38,498          2,778            3,728           4,910
  Cost of investments sold...................       (399,523)        (80,910)        (2,577)          (3,681)         (5,441)
                                               -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments..........................         35,295         (42,412)           201               47            (531)
  Realized gain distribution received........             --              --          3,307               --              --
  Change in unrealized appreciation
    (depreciation) on investments............      1,131,335         129,245         31,171           13,434          55,934
                                               -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on investments.........      1,166,630          86,833         34,679           13,481          55,403
                                               -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in net assets
          resulting from operations..........  $   1,329,399   $      88,662   $     36,005    $      13,652   $      59,394
                                               =============   =============   =============   =============   =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

    Morgan Stanley
     UIF Emerging    Morgan Stanley    Scudder VIT                       T.Rowe Price
       Markets       UIF U.S. Real      Small Cap       T.Rowe Price       Limited-
       Equity--         Estate--      Index--Class A   Equity Income      Term Bond
       Class I          Class I         Shares(a)        Portfolio        Portfolio
    ----------------------------------------------------------------------------------
    $          --    $          --    $          --    $      24,660    $       2,489
             (158)            (998)              --           (4,581)            (172)
    -------------    -------------    -------------    -------------    -------------
             (158)            (998)              --           20,079            2,317
    -------------    -------------    -------------    -------------    -------------
            6,229            9,732               --          121,583            2,093
           (5,843)          (9,865)              --         (134,828)          (2,061)
    -------------    -------------    -------------    -------------    -------------
              386             (133)              --          (13,245)              32
               --               --               --               --              244
            9,331          130,922               25          321,824             (764)
    -------------    -------------    -------------    -------------    -------------
            9,717          130,789               25          308,579             (488)
    -------------    -------------    -------------    -------------    -------------
    $       9,559    $     129,791    $          25    $     328,658    $       1,829
    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002


                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                    BOND--                CAPITAL APPRECIATION--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    135,803   $    120,497   $    (89,823)  $   (125,758)
   Net realized gain (loss) on investments..............        12,642         (3,464)      (546,602)      (443,230)
   Realized gain distribution received..................        97,348          2,924             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................      (100,260)       146,556      5,113,167     (7,401,453)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       145,533        266,513      4,476,742     (7,970,441)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       632,778        630,723        235,823        180,061
   Cost of insurance....................................      (129,801)      (117,734)      (514,720)      (470,377)
   Policyowners' surrenders.............................            --           (354)       (14,435)        (1,023)
   Net transfers from (to) Fixed Account................           111             57             --         28,863
   Transfers between Investment Divisions...............            --          1,972             --             --
   Policyowners' death benefits.........................       (11,726)       (14,629)       (31,025)            --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       491,362        500,035       (324,357)      (262,476)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (183)          (327)        (5,756)        12,295
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       636,712        766,221      4,146,629     (8,220,622)
NET ASSETS:
   Beginning of year....................................     3,330,383      2,564,162     17,246,796     25,467,418
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,967,095   $  3,330,383   $ 21,393,425   $ 17,246,796
                                                          ============   ============   ============   ============

                                                                  MAINSTAY VP
                                                                  HIGH YIELD                    MAINSTAY VP
                                                               CORPORATE BOND--              INDEXED EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    196,285   $    203,491   $    536,396   $    483,540
   Net realized gain (loss) on investments..............        (8,169)       (19,918)    (1,259,866)    (1,068,212)
   Realized gain distribution received..................            --             --             --        270,694
   Change in unrealized appreciation (depreciation) on
    investments.........................................       672,367       (189,678)    20,982,488    (21,870,329)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       860,483         (6,105)    20,259,018    (22,184,307)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       525,802        523,304      1,303,197      1,253,048
   Cost of insurance....................................      (108,413)       (83,379)    (2,200,223)    (1,982,062)
   Policyowners' surrenders.............................       (77,843)        (2,690)       (33,558)       (28,472)
   Net transfers from (to) Fixed Account................        (1,558)       (10,199)         1,023         22,086
   Transfers between Investment Divisions...............            --      1,100,177        164,964             --
   Policyowners' death benefits.........................       (10,976)        (4,277)      (132,281)        (3,624)
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       327,012      1,522,936       (896,878)      (739,024)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,295)           188        (26,319)        41,666
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,186,200      1,517,019     19,335,821    (22,881,665)
NET ASSETS:
   Beginning of year....................................     2,069,463        552,444     74,087,493     96,969,158
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,255,663   $  2,069,463   $ 93,423,314   $ 74,087,493
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  CONVERTIBLE--                 GOVERNMENT--                 GROWTH EQUITY--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $     20,659   $     29,273   $      3,569   $         32   $     33,041   $     14,569   $    102,259   $     64,437
            (118)            23             54             --          2,897          1,443       (612,408)      (476,887)
              --             22             --             --             --             --             --             --
            (144)           (19)         3,774            (52)       (26,204)        39,360      6,962,857     (7,695,754)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          20,397         29,299          7,397            (20)         9,734         55,372      6,452,708     (8,108,204)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,261,989         94,936          5,481             --        145,637        145,489      1,203,930      1,200,468
        (122,944)       (59,762)          (402)           (12)       (30,409)       (28,146)      (776,780)      (702,533)
              --       (840,034)            --             --             --        (19,667)       (44,838)       (51,631)
       5,616,610      4,893,791             74          1,145         21,596         18,692          1,427        109,257
      (2,519,794)            --        164,964             --             --             --             --             --
              --             --             --             --         (2,813)        (3,550)       (39,705)        (3,336)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,235,861      4,088,931        170,117          1,133        134,011        112,818        344,034        552,225
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (16)           (25)            (1)            --             (5)           (83)        (8,355)        14,194
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,256,242      4,118,205        177,513          1,113        143,740        168,107      6,788,387     (7,541,785)
       4,271,241        153,036          1,113             --        676,771        508,664     24,392,946     31,934,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,527,483   $  4,271,241   $    178,626   $      1,113   $    820,511   $    676,771   $ 31,181,333   $ 24,392,946
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
      INTERNATIONAL EQUITY--            MID CAP CORE--                TOTAL RETURN--                    VALUE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003         2002(C)          2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $    163,711   $     88,612   $         94   $         44   $     13,991   $     15,747   $        697   $        532
        (110,996)      (109,744)            63              1        (23,833)       (17,598)           137         (5,162)
              --             --             --             --             --             --             --             35
       3,640,343       (671,675)         8,625           (463)       216,859       (160,010)        12,124            (64)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,693,058       (692,807)         8,782           (418)       207,017       (161,861)        12,958         (4,659)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         203,990        151,899         21,494             --        288,890        290,034         10,092         14,972
        (386,319)      (320,427)          (921)           (73)       (36,206)       (31,566)        (2,914)        (2,861)
         (20,992)        (4,285)            --             --             --             --             --        (18,736)
             613         56,516             --         16,532             --             --             --         30,848
         164,964         (1,034)            --             --             --             --             --             --
         (22,912)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (60,656)      (117,331)        20,573         16,459        252,684        258,468          7,178         24,223
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (5,277)         2,698             (4)            --           (263)           257             (5)             8
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,627,125       (807,440)        29,351         16,041        459,438         96,864         20,131         19,572
      12,768,568     13,576,008         16,041             --        796,830        699,966         41,105         21,533
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,395,693   $ 12,768,568   $     45,392   $     16,041   $  1,256,268   $    796,830   $     61,236   $     41,105
    ============   ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          AMERICAN CENTURY
         INCOME AND GROWTH--
            INITIAL CLASS
     ---------------------------
         2003         2002(B)
     ---------------------------
     $         43   $         22
              (10)            (7)
               --             --
              682           (448)
     ------------   ------------
              715           (433)
     ------------   ------------
            1,305             --
              (74)           (42)
               --             --
               --          2,532
               --             --
               --             --
     ------------   ------------
            1,231          2,490
     ------------   ------------
               --             --
     ------------   ------------
            1,946          2,057
            2,057             --
     ------------   ------------
     $      4,003   $      2,057
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                                                MAINSTAY VP
                                                                  MAINSTAY VP                   EAGLE ASSET
                                                                 DREYFUS LARGE                  MANAGEMENT
                                                                COMPANY VALUE--               GROWTH EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $        516   $       (211)  $     (1,222)  $     (1,331)
   Net realized gain (loss) on investments..............        (4,790)        (7,090)       (13,856)       (14,968)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................        86,767        (77,215)        94,934        (63,714)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................        82,493        (84,516)        79,856        (80,013)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        43,759         44,223        101,239         51,269
   Cost of insurance....................................       (20,954)       (19,353)       (16,954)       (12,875)
   Policyowners' surrenders.............................            --        (26,657)            --         (8,403)
   Net transfers from (to) Fixed Account................            --         26,551             --         62,454
   Transfers between Investment Divisions...............            --             --             --             --
   Policyowners' death benefits.........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................        22,805         24,764         84,285         92,445
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (102)           146            (78)           126
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       105,196        (59,606)       164,063         12,558
NET ASSETS:
   Beginning of year....................................       284,191        343,797        246,034        233,476
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $    389,387   $    284,191   $    410,097   $    246,034
                                                          ============   ============   ============   ============

                                                                FIDELITY(R) VIP                FIDELITY(R) VIP
                                                                EQUITY-INCOME--                    GROWTH--
                                                                 INITIAL CLASS                  INITIAL CLASS
                                                          ---------------------------   ------------------------------
                                                              2003           2002           2003           2002(B)
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $      9,975   $     11,530   $       (113)   $        (15)
   Net realized gain (loss) on investments..............       (11,142)        (7,883)          (205)            (75)
   Realized gain distribution received..................            --         25,632             --              --
   Change in unrealized appreciation (depreciation) on
    investments.........................................       376,339       (221,321)        24,484          (2,358)
                                                          ------------   ------------   ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       375,172       (192,042)        24,166          (2,448)
                                                          ------------   ------------   ------------    ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       274,097        285,205         13,919          12,823
   Cost of insurance....................................       (52,134)       (46,971)        (1,435)           (316)
   Policyowners' surrenders.............................       (25,276)       (16,485)            --              --
   Net transfers from (to) Fixed Account................          (769)         6,363         37,794           4,916
   Transfers between Investment Divisions...............            --             --        118,945              --
   Policyowners' death benefits.........................        (5,076)        (7,396)            --              --
                                                          ------------   ------------   ------------    ------------
    Net contributions and (withdrawals).................       190,842        220,716        169,223          17,423
                                                          ------------   ------------   ------------    ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (464)           440             (8)             (1)
                                                          ------------   ------------   ------------    ------------
      Increase (decrease) in net assets.................       565,550         29,114        193,381          14,974
NET ASSETS:
   Beginning of year....................................       990,731        961,617         14,974              --
                                                          ------------   ------------   ------------    ------------
   End of year..........................................  $  1,556,281   $    990,731   $    208,355    $     14,974
                                                          ============   ============   ============    ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                   DREYFUS IP
          ALGER AMERICAN                                           TECHNOLOGY              DREYFUS VIF
      SMALL CAPITALIZATION--                CALVERT                 GROWTH--          DEVELOPING LEADERS--
          CLASS O SHARES                SOCIAL BALANCED          INITIAL SHARES          INITIAL SHARES
    ---------------------------   ---------------------------   ----------------   ---------------------------
        2003           2002           2003           2002           2003(E)            2003         2002(B)
    ----------------------------------------------------------------------------------------------------------
    $     (1,075)  $       (671)  $        325   $        633     $         --     $       (269)  $         (5)
         (12,098)       (23,184)          (231)        (4,926)              --              808             (9)
              --             --             --             --               --               --             --
          73,680         (4,805)         4,220          2,532               (3)          42,257         (1,887)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          60,507        (28,660)         4,314         (1,761)              (3)          42,796         (1,901)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          64,614         52,563         12,547         23,100              969           50,590             --
          (5,600)        (5,081)        (3,057)        (3,453)              --           (4,972)          (295)
         (10,882)            --        (10,711)            --               --               --             --
            (994)       (20,927)          (924)       (28,547)              --           75,588         36,240
          65,417             --             --             --               --               --             --
              --           (408)            --           (466)              --               --             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         112,555         26,147         (2,145)        (9,366)             969          121,206         35,945
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
             (72)            51             (5)             2               --              (16)            --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         172,990         (2,462)         2,164        (11,125)             966          163,986         34,044
          97,997        100,459         25,274         36,399               --           34,044             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
    $    270,987   $     97,997   $     27,438   $     25,274     $        966     $    198,030   $     34,044
    ============   ============   ============   ============     ============     ============   ============


           FIDELITY(R) VIP
           CONTRAFUND(R)--
            INITIAL CLASS
     ---------------------------
         2003           2002
     ---------------------------
     $     (1,022)  $        490
          (10,369)       (16,251)
               --             --
          212,453        (26,003)
     ------------   ------------
          201,062        (41,764)
     ------------   ------------
          177,654         80,417
          (30,125)       (22,834)
           (6,981)       (60,058)
             (678)       127,514
          457,096             --
               --           (316)
     ------------   ------------
          596,966        124,723
     ------------   ------------
             (169)            77
     ------------   ------------
          797,859         83,036
          452,511        369,475
     ------------   ------------
     $  1,250,370   $    452,511
     ============   ============

                                        FIDELITY(R) VIP
          FIDELITY(R) VIP                 INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--                  GRADE BOND--                    MID-CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(B)          2003         2002(B)          2003         2002(D)
    ---------------------------------------------------------------------------------------------------------------------
    $        349   $        (11)  $      8,329   $        (66)  $       (225)  $         (8)  $          8   $         --
             132             --            405             14            (52)           (20)           124             --
              --             --          3,273             --             --             --             --             --
          58,831         (3,228)         6,564          5,489         56,102           (446)         1,951           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          59,312         (3,239)        18,571          5,437         55,825           (474)         2,083           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          60,945             --        268,699          4,319         10,408          4,318          5,837             --
          (7,311)          (403)       (22,177)        (1,959)        (3,032)          (205)          (316)           (25)
              --             --        (13,495)            --             --             --             --             --
          97,184         56,936         59,390        231,663         64,789         13,978             --          2,290
         130,834             --         65,417             --        130,834             --             --             --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         281,652         56,533        357,834        234,023        202,999         18,091          5,521          2,265
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (24)            --             (8)            (1)           (22)            --             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         340,940         53,294        376,397        239,459        258,802         17,617          7,603          2,095
          53,294             --        239,459             --         17,617             --          2,095             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    394,234   $     53,294   $    615,856   $    239,459   $    276,419   $     17,617   $      9,698   $      2,095
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                  JANUS ASPEN                   JANUS ASPEN
                                                                    SERIES                        SERIES
                                                                  BALANCED--                WORLDWIDE GROWTH--
                                                             INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    162,769   $    173,607   $      1,829   $        722
   Net realized gain (loss) on investments..............        35,295        168,243        (42,412)       (36,419)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................     1,131,335     (1,080,792)       129,245        (54,391)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................     1,329,399       (738,942)        88,662        (90,088)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       704,300        471,065        130,738        105,737
   Cost of insurance....................................      (312,850)      (279,642)       (20,539)       (19,768)
   Policyowners' surrenders.............................       (17,322)       (78,905)       (16,957)        (7,911)
   Net transfers from (to) Fixed Account................          (308)       309,131         22,197          9,251
   Transfers between Investment Divisions...............            --     (1,100,177)            --           (938)
   Policyowners' death benefits.........................        (6,472)       (17,822)            --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       367,348       (696,350)       115,439         86,371
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,630)         1,588           (113)           168
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,695,117     (1,433,704)       203,988         (3,549)
NET ASSETS:
   Beginning of year....................................     9,565,693     10,999,397        263,570        267,119
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $ 11,260,810   $  9,565,693   $    467,558   $    263,570
                                                          ============   ============   ============   ============

                                                                MORGAN STANLEY            SCUDDER
                                                                      UIF                   VIT
                                                                     U.S.                SMALL CAP            T. ROWE PRICE
                                                                 REAL ESTATE--          INDEX--CLASS          EQUITY INCOME
                                                                    CLASS I               A SHARES              PORTFOLIO
                                                          ---------------------------   ------------   ---------------------------
                                                              2003         2002(A)        2003(E)          2003           2002
                                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $       (998)  $      6,641   $         --   $     20,079   $      9,830
   Net realized gain (loss) on investments..............          (133)          (180)            --        (13,245)        (5,052)
   Realized gain distribution received..................            --          4,968             --             --            310
   Change in unrealized appreciation (depreciation) on
    investments.........................................       130,922        (31,073)            25        321,824       (144,542)
                                                          ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       129,791        (19,644)            25        328,658       (139,454)
                                                          ------------   ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        46,046             --            969        305,157        139,244
   Cost of insurance....................................       (10,011)        (2,813)            --        (63,610)       (46,295)
   Policyowners' surrenders.............................            --             --             --        (52,914)       (19,845)
   Net transfers from (to) Fixed Account................            --        243,556             --         93,284        799,471
   Transfers between Investment Divisions...............       271,280             --             --        427,720             --
   Policyowners' death benefits.........................            --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       307,315        240,743            969        709,637        872,575
                                                          ------------   ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................           (48)            16             --           (200)           167
                                                          ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       437,058        221,115            994      1,038,095        733,288
NET ASSETS:
   Beginning of year....................................       221,115             --             --        915,966        182,678
                                                          ------------   ------------   ------------   ------------   ------------
   End of year..........................................  $    658,173   $    221,115   $        994   $  1,954,061   $    915,966
                                                          ============   ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            LORD ABBETT                     MFS(R)                                                  MORGAN STANLEY
           SERIES FUND--                   INVESTORS                      MFS(R)                          UIF
           MID-CAP VALUE                TRUST SERIES--              UTILITIES SERIES--             EMERGING MARKETS
             PORTFOLIO                   INITIAL CLASS                 INITIAL CLASS                EQUITY--CLASS I
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(D)          2003         2002(A)          2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $      1,326   $         52   $        171   $         (9)  $      3,991   $      3,804   $       (158)  $       (115)
             201             --             47             --           (531)          (618)           386           (341)
           3,307             --             --             --             --             --             --             --
          31,171           (354)        13,434         (2,353)        55,934        (36,406)         9,331           (925)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          36,005           (302)        13,652         (2,362)        59,394        (33,220)         9,559         (1,381)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          10,408             --         52,039             --             --             --          7,827         10,224
          (2,667)           (61)        (3,628)          (299)        (4,436)        (2,280)        (2,230)        (2,301)
              --             --             --             --             --             --         (3,513)            --
              --          9,854             --         49,268             --        204,784           (335)        (9,568)
         291,942             --             --             --             --             --             --             --
              --             --             --             --             --             --             --           (144)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         299,683          9,793         48,411         48,969         (4,436)       202,504          1,749         (1,789)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (12)            --             (6)            --            (28)            19            (13)             1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         335,676          9,491         62,057         46,607         54,930        169,303         11,295         (3,169)
           9,491             --         46,607             --        169,303             --         19,585         22,754
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    345,167   $      9,491   $    108,664   $     46,607   $    224,233   $    169,303   $     30,880   $     19,585
    ============   ============   ============   ============   ============   ============   ============   ============


            T. ROWE PRICE
          LIMITED-TERM BOND
              PORTFOLIO
    ------------------------------
        2003            2002(C)
    ------------------------------
    $      2,317      $        156
              32                --
             244                --
            (764)              328
    ------------      ------------
           1,829               484
    ------------      ------------
          35,235                --
          (1,986)             (146)
              --                --
              --            33,065
          65,418                --
              --                --
    ------------      ------------
          98,667            32,919
    ------------      ------------
              --                --
    ------------      ------------
         100,496            33,403
          33,403                --
    ------------      ------------
    $    133,899      $     33,403
    ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies ("CSVUL policies"), Corporate Executive Series Variable Universal Life policies ("CESVUL policies"), and CorpExec VUL policies ("CESVUL2 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC, NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. As of December 31, 2002, there are no longer any CESVUL policies in force, and sales of CESVUL policies have been discontinued.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Scudder VIT Funds, the T. Rowe Price Equity Series, Inc., and the
T. Rowe Price Fixed Income Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

The following Investment Divisions are available to CSVUL policyowners: Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) Equity-Income -- Initial Class, Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Morgan Stanley UIF Emerging Markets
Equity -- Class I, and T. Rowe Price Equity Income Portfolio.

The following Investment Divisions are available to CESVUL2 policyowners:
Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, Mainstay VP High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Mid Cap Core, Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, Alger American Small Capitalization -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Calvert Social Balanced, Dreyfus IP Technology Growth -- Initial Shares, Dreyfus VIF Developing Leaders -- Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) VIP
Equity-Income -- Initial Class, Fidelity(R) VIP Growth -- Initial Class, Fidelity(R) VIP Index 500 -- Initial Class, Fidelity(R) VIP Investment Grade Bond -- Initial Class, Fidelity(R) VIP Mid-Cap -- Initial Class, Fidelity(R) VIP Overseas -- Initial Class, Fidelity(R) VIP Value Strategies -- Service Class 2, Janus Aspen Series Mid Cap Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Lord Abbett Series Fund -- Mid-Cap Value Portfolio, MFS(R) Investors Trust Series -- Initial Class, MFS(R) New Discovery Series -- Initial Class, MFS(R) Research Series -- Initial Class, MFS(R) Utilities Series -- Initial Class, Morgan Stanley UIF Emerging Markets
Debt -- Class I, Morgan Stanley UIF Emerging Markets Equity -- Class I, Morgan Stanley UIF U.S. Real Estate -- Class I, Scudder VIT EAFE(R) Equity Index -- Class A Shares, Scudder VIT Small Cap Index -- Class A Shares, T. Rowe Price Equity Income Portfolio, and T. Rowe Price Limited-Term Bond Portfolio.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Fidelity(R) VIP Value
Strategies -- Service Class 2, Janus Aspen Series Mid Cap
Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), MFS(R) New Discovery Series -- Initial Class, MFS(R) Research
Series -- Initial Class, Morgan Stanley UIF Emerging Markets Debt -- Class I, and Scudder VIT EAFE(R) Equity Index -- Class A Shares.

Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of CSVUL Separate Account-I are as follows:

                                              MAINSTAY VP
                        MAINSTAY VP             CAPITAL            MAINSTAY VP        MAINSTAY VP         MAINSTAY VP
                          BOND--            APPRECIATION--            CASH           CONVERTIBLE--        GOVERNMENT--
                       INITIAL CLASS         INITIAL CLASS         MANAGEMENT        INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------
Number of shares.....         296                 1,036                8,531                 17                  77
Identified cost......     $ 3,933               $33,678              $ 8,531            $   175             $   811

                                                                    MAINSTAY VP         MAINSTAY VP
                                              MAINSTAY VP             DREYFUS           EAGLE ASSET             ALGER
                                           AMERICAN CENTURY            LARGE            MANAGEMENT             AMERICAN
                        MAINSTAY VP           INCOME AND              COMPANY             GROWTH                SMALL
                          VALUE--              GROWTH--               VALUE--            EQUITY--          CAPITALIZATION--
                       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS       INITIAL CLASS        CLASS O SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....           4                    --                    38                  36                   16
Identified cost......     $    49               $     4               $   396             $   478              $   233

                                                                                                              JANUS ASPEN
                       FIDELITY(R)VIP                                                     JANUS ASPEN            SERIES
                         INVESTMENT                                                         SERIES             WORLDWIDE
                           GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP        BALANCED--            GROWTH--
                           BOND--               MID-CAP--             OVERSEAS--         INSTITUTIONAL       INSTITUTIONAL
                       INITIAL CLASS          INITIAL CLASS         INITIAL CLASS           SHARES               SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....          45                     11                     1                  491                  18
Identified cost......     $   604                $   221               $     8              $11,159             $   513

  Investment activity for the year ended December 31, 2003, was as follows:


                                                MAINSTAY VP
                         MAINSTAY VP              CAPITAL              MAINSTAY VP          MAINSTAY VP         MAINSTAY VP
                           BOND--             APPRECIATION--              CASH             CONVERTIBLE--        GOVERNMENT--
                        INITIAL CLASS          INITIAL CLASS           MANAGEMENT          INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   921                $   275                $ 7,369              $   175             $   213
Proceeds from sales..          196                    689                  3,111                    1                  46

                                                                       MAINSTAY VP          MAINSTAY VP
                                                MAINSTAY VP              DREYFUS            EAGLE ASSET             ALGER
                                             AMERICAN CENTURY             LARGE             MANAGEMENT             AMERICAN
                         MAINSTAY VP            INCOME AND               COMPANY              GROWTH                SMALL
                           VALUE--               GROWTH--                VALUE--             EQUITY--          CAPITALIZATION--
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS        INITIAL CLASS        CLASS O SHARES
                       --------------------------------------------------------------------------------------------------------
Purchases............      $    11                $     1                $    47              $   102              $   130
Proceeds from sales..            3                     --                     23                   19                   18

                                                                                                                JANUS ASPEN
                       FIDELITY(R)VIP                                                       JANUS ASPEN            SERIES
                         INVESTMENT                                                           SERIES             WORLDWIDE
                            GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP         BALANCED--            GROWTH--
                           BOND--                MID-CAP--             OVERSEAS--          INSTITUTIONAL       INSTITUTIONAL
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS           SHARES               SHARES
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   424                $   206                $     7              $   966             $   156
Proceeds from sales..           55                      3                      2                  435                  38

 Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
         1,666             347             4,178             1,354                  4                 79
       $41,226         $ 2,840          $114,161           $16,670            $    37            $ 1,373


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
         16          --             5               54              67               7               3
    $    25     $     1       $   158          $ 1,125         $ 1,421         $   186         $   339

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
            20               7               14               3               42             --          97          26
       $   315         $    98          $   205         $    22          $   559        $     1     $ 1,779     $   134

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
       $ 1,521         $   768          $  2,562           $   625            $    22            $   311
         1,072             244             2,921               521                  1                 44


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
    $    13     $     1       $   133          $   662         $   307         $   171         $   289
         15          --            12               66             106               2               7

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
       $   307         $    52          $     4         $     8          $   316        $     1     $   852     $   103
             3               4                5               6               10             --         122           2

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL and CESVUL2 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL and CESVUL2 policies, NYLIAC deducts a monthly contract charge of $7.50 and $5.00, respectively, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. This charge is included with surrenders on the accompanying statement of changes in net assets.

CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of ..70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the year ended December 31, 2003, and the year ended December 31, 2002 were as follows:


                                                                    MAINSTAY VP
                                                   MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                     BOND--       APPRECIATION--         CASH
                                                  INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                  -------------   ---------------   --------------
                                                  2003    2002     2003     2002     2003    2002
                                                  ------------------------------------------------
CSVUL POLICIES
Units issued....................................    47      51       33       20        18      15
Units redeemed..................................   (10)    (10)     (71)     (58)       (9)    (14)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    37      41      (38)     (38)        9       1
                                                   ===     ===    =====    =====    ======   =====
CESVUL Policies
Units issued....................................    --      --       --       --        --     840
Units redeemed..................................    --      --       --       --        --    (840)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       --       --        --      --
                                                   ===     ===    =====    =====    ======   =====
CESVUL2 POLICIES(a)
Units issued....................................    --      --       --        2     6,784   4,130
Units redeemed..................................    --      --       (2)      --    (2,605)    (45)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       (2)       2     4,179   4,085
                                                   ===     ===    =====    =====    ======   =====


                                                                                        MAINSTAY VP
                                                    MAINSTAY VP      MAINSTAY VP     AMERICAN CENTURY
                                                  TOTAL RETURN--       VALUE--      INCOME AND GROWTH--
                                                   INITIAL CLASS    INITIAL CLASS      INITIAL CLASS
                                                  ---------------   -------------   -------------------
                                                   2003     2002    2003    2002     2003      2002(B)
                                                  -----------------------------------------------------
CSVUL POLICIES
Units issued....................................    41       34       --      --       --         --
Units redeemed..................................    (5)      (4)      --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    36       30       --      --       --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL Policies
Units issued....................................    --       --       --      --       --         --
Units redeemed..................................    --       --       --      (2)      --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --       --      (2)      --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL2 Policies(a)
Units issued....................................    --       --        1       4       --         --
Units redeemed..................................    --       --       --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --        1       4       --         --
                                                   ===      ===      ===     ===      ===        ===

(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                     MainStay VP       MainStay VP       MainStay VP     MainStay VP      MainStay VP
     MainStay VP     MainStay VP       Growth          High Yield          Indexed      International       Mid Cap
    Convertible--   Government--      Equity--      Corporate Bond--      Equity--        Equity--          Core--
    Initial Class   Initial Class   Initial Class     Initial Class     Initial Class   Initial Class    Initial Class
    -------------   -------------   -------------   -----------------   -------------   -------------   ---------------
    2003    2002    2003    2002    2003    2002     2003      2002     2003    2002    2003    2002    2003    2002(c)
    -----------------------------------------------------------------------------------------------------------------
      --      --      10      10     141     109       44       149      157     120      16      16      --        --
      --      --      (2)     (2)    (94)    (75)     (14)      (12)    (263)   (224)    (44)    (35)     --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --       8       8      47      34       30       137     (106)   (104)    (28)    (19)     --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      --      --      --      --      --       1       --        --       --      --      --      --      --        --
      --      --      --      (2)     --      (6)      --        --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --      --      (2)     --      (5)      --        --       --      --      --      --      --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      15      --       3       3       7      12        3         4       21       4      19       6       2         2
      --      --      --      --      --      --       (2)       --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      15      --       3       3       7      12        1         4       21       4      19       6       2         2
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====

                        MAINSTAY VP
      MAINSTAY VP       EAGLE ASSET                                      DREYFUS IP
     DREYFUS LARGE      MANAGEMENT       ALGER AMERICAN                  TECHNOLOGY     DREYFUS VIF
        COMPANY           GROWTH             SMALL           CALVERT      GROWTH--       DEVELOPING     FIDELITY(R)VIP
        VALUE--          EQUITY--       CAPITALIZATION--     SOCIAL        INITIAL       LEADERS--      CONTRAFUND(R)--
     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES     BALANCED       SHARES      INITIAL SHARES    INITIAL CLASS
    ---------------   ---------------   ----------------   -----------   -----------   --------------   ---------------
     2003     2002     2003     2002    2003(E)    2002    2003   2002     2003(F)     2003   2002(B)    2003     2002
    ------------------------------------------------------------------------------------------------------------------
       5        4        7        6        10         8      1      3         --        --       --        5        4
      (2)      (3)      (3)      (3)       (3)       (4)    (1)    (3)        --        --       --       (3)      (4)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
       3        1        4        3         7         4     --     --         --        --       --        2       --
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --       --       --       --        --        --     --     --         --        --       --       --        1
      --       (2)      --       --        --        --     --     --         --        --       --       --       (6)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --       (2)      --       --        --        --     --     --         --        --       --       --       (5)
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --        3        7        9         6        --     --     --         --        16        4       55       17
      --       --       --       --        --        --     --     --         --        (1)      --       (1)      --
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --        3        7        9         6        --     --     --         --        15        4       54       17
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===


      FIDELITY(R)
          VIP
        EQUITY-
       INCOME--
     INITIAL CLASS
     -------------
      2003   2002
    -----------------------------------------------------------------------------------------------------------------------
       32     28
       (7)    (9)
      ---    ---
       25     19
      ===    ===
       --     --
       --     (2)
      ---    ---
       --     (2)
      ===    ===
       --      4
       (2)    --
      ---    ---
       (2)     4
      ===    ===

--------------------------------------------------------------------------------


                                                                                        FIDELITY(R) VIP
                                                  FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT      FIDELITY(R) VIP
                                                      GROWTH--         INDEX 500--        GRADE BOND--        MID-CAP--
                                                   INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                                  ----------------   ----------------   ----------------   ----------------
                                                  2003    2002(B)    2003    2002(D)    2003    2002(B)    2003    2002(B)
                                                  -----------------------------------------------------------------
CSVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL2 POLICIES(A)
Units issued....................................    19        2        28        6        35       22        21        2
Units redeemed..................................    --       --        (1)      --        (3)      --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    19        2        27        6        32       22        21        2
                                                   ===      ===       ===      ===       ===      ===       ===      ===

                                                                      SCUDDER
                                                   MORGAN STANLEY    VIT SMALL     T. ROWE
                                                        UIF             CAP         PRICE      T. ROWE PRICE
                                                        U.S.          INDEX--      EQUITY       LIMITED-TERM
                                                   REAL ESTATE--      CLASS A      INCOME           BOND
                                                      CLASS I         SHARES      PORTFOLIO      PORTFOLIO
                                                  ----------------   ---------   -----------   --------------
                                                  2003     2002       2003(F)    2003   2002   2003   2002(C)
                                                  -----------------------------------------------------------
CSVUL POLICIES
Units issued....................................   --        --          --       10      9     --       --
Units redeemed..................................   --        --          --       (8)    (4)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --        2      5     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL POLICIES
Units issued....................................   --        --          --       --      1     --       --
Units redeemed..................................   --        --          --       --     (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --       --     --     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL2 POLICIES(A)
Units issued....................................   30        24          --       78     85     10        3
Units redeemed..................................   (1)       --          --       (3)    (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   29        24          --       75     84     10        3
                                                  ===       ===         ===      ===    ===    ===      ===

 Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                        JANUS ASPEN
                        JANUS ASPEN       SERIES                                                             MORGAN STANLEY
                          SERIES         WORLDWIDE      LORD ABBETT          MFS(R)            MFS(R)              UIF
    FIDELITY(R) VIP     BALANCED--       GROWTH--      SERIES FUND--    INVESTORS TRUST      UTILITIES          EMERGING
       OVERSEAS--      INSTITUTIONAL   INSTITUTIONAL   MID-CAP VALUE        SERIES--          SERIES--      MARKETS EQUITY--
     INITIAL CLASS        SHARES          SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS         CLASS I
    ----------------   -------------   -------------   --------------   ----------------   --------------   -----------------
    2003    2002(D)    2003    2002    2003    2002    2003   2002(D)   2003    2002(D)    2003     2002     2003      2002
    -----------------------------------------------------------------------------------------------------------------
      --       --        37      31      15      11     --       --       --       --        --       --         1         1
      --       --       (23)   (103)     (4)     (3)    --       --       --       --        --       --        (1)       (1)
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        14     (72)     11       8     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
      --       --        --       1      --      --     --       --       --       --        --       --        --        --
      --       --        --      (7)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        --      (6)     --      --     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
       1       --        24      36       3      --     28        1        5        5        --       21        --        --
      --       --        (3)     (1)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
       1       --        21      35       3      --     28        1        5        5        --       21        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                          MAINSTAY VP                                     MAINSTAY VP
                                             BOND--                                 CAPITAL APPRECIATION--
                                         INITIAL CLASS                                   INITIAL CLASS
                           ------------------------------------------   -----------------------------------------------
                            2003     2002     2001     2000     1999     2003      2002      2001      2000      1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $3,967   $3,330   $2,564   $  503   $  375   $21,393   $17,231   $25,467   $33,738   $38,383
Units Outstanding........     284      248      207       44       36     2,453     2,492     2,530     2,555     2,577
Variable Accumulation
 Unit Value..............  $13.95   $13.44   $12.36   $11.39   $10.44   $  8.72   $  6.92   $ 10.07   $ 13.20   $ 14.89
Total Return.............     3.8%     8.7%     8.5%     9.1%    (2.2%)    26.1%    (31.3%)   (23.7%)   (11.3%)    24.5%
Investment Income
 Ratio...................     4.2%     4.5%     7.5%                        0.2%      0.1%      0.1%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --        --        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Total Return.............      --       --       --       --       --        --        --        --        --        --
Investment Income
 Ratio...................      --       --       --                          --        --        --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    15   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --         2        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $ 11.21   $  9.56   $    --   $    --   $    --
Total Return.............      --       --       --       --       --      17.2%     (4.4%)      --        --        --
Investment Income
 Ratio...................      --       --       --                          --       1.0%       --


                                                                                            MAINSTAY VP
                                             MAINSTAY VP                                     HIGH YIELD
                                           GROWTH EQUITY--                                CORPORATE BOND--
                                            INITIAL CLASS                                  INITIAL CLASS
                           -----------------------------------------------   ------------------------------------------
                            2003      2002      2001      2000      1999      2003     2002     2001     2000     1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $30,953   $24,273   $31,888   $39,626   $40,308   $3,188   $2,027   $  552   $   78   $  127
Units Outstanding........    2,932     2,885     2,851     2,917     2,848      219      189       52        8       12
Variable Accumulation
Unit Value...............  $ 10.56   $  8.41   $ 11.19   $ 13.59   $ 14.15   $14.54   $10.73   $10.59   $10.17   $10.88
Total Return.............     25.5%    (24.8%)   (17.7%)    (4.0%)    29.0%    35.4%     1.3%     4.1%    (6.5%)   12.0%
Investment Income
 Ratio...................      1.1%      0.9%      0.7%                         7.5%    11.3%    19.7%
CESVUL POLICIES (b)
Net Assets...............  $    --   $    --   $    46   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Units Outstanding........       --        --         5        --        --       --       --       --       --       --
Variable Accumulation
 Unit Value..............  $    --   $  7.33   $  9.35   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Total Return.............       --     (21.6%)    (6.5%)      --        --       --       --       --       --       --
Investment Income
 Ratio...................       --        --       2.5%                          --       --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   228   $   120   $    --   $    --   $    --   $   68   $   42   $   --   $   --   $   --
Units Outstanding........       19        12        --        --        --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $ 12.12   $  9.61   $    --   $    --   $    --   $13.10   $ 9.63   $   --   $   --   $   --
Total Return.............     26.1%     (3.9%)      --        --        --     36.0%    (3.7%)     --       --       --
Investment Income
 Ratio...................      1.2%      7.3%       --                          7.8%    48.0%      --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                  MAINSTAY VP                           MAINSTAY VP                            MAINSTAY VP
                     CASH                              CONVERTIBLE--                           GOVERNMENT--
                  MANAGEMENT                           INITIAL CLASS                          INITIAL CLASS
    ---------------------------------------   -------------------------------   ------------------------------------------
     2003     2002    2001    2000    1999     2003     2002    2001    2000     2003     2002     2001     2000     1999
    ----------------------------------------------------------------------------------------------------------------------
    $  166   $  155   $153    $ 77    $ 62    $   --   $   --   $ --    $  2    $  767   $  650   $  490   $   18   $   14
       141      132    131      68      58        --       --     --      --        56       48       40        2        1
    $ 1.18   $ 1.18   $1.17   $1.13   $1.08   $10.09   $   --   $ --    $9.32   $13.63   $13.47   $12.35   $11.66   $10.47
        --      0.9%   3.5%    4.6%    4.9%      7.6%      --    0.6%   (6.8%)     1.2%     9.1%     5.9%    11.4%    (2.4%)
       0.7%     1.3%   3.5%                     25.8%      --     --               4.7%     3.0%     7.2%
    $   --   $   --   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $   --   $   19   $   --   $   --
        --       --     --      --      --        --       --     --      --        --       --        2       --       --
    $   --   $ 1.01   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $10.41   $ 9.81   $   --   $   --
        --      1.0%    --      --      --        --       --     --      --        --      6.2%    (1.9%)     --       --
        --      1.4%    --                        --       --     --                --      0.1%    22.7%
    $8,361   $4,116   $ --    $ --    $ --    $  178   $    1   $ --    $ --    $   53   $   27   $   --   $   --   $   --
     8,265    4,085     --      --      --        15       --     --      --         5        3       --       --       --
    $ 1.01   $ 1.01   $ --    $ --    $ --    $11.98   $ 9.82   $ --    $ --    $10.42   $10.25   $   --   $   --   $   --
       0.4%     1.0%    --      --      --      21.9%    (1.8%)   --      --       1.6%     2.5%      --       --       --
       0.7%     1.3%    --                      20.5%    32.0%    --               5.3%    15.2%      --


                       MAINSTAY VP                                        MAINSTAY VP
                         INDEXED                                         INTERNATIONAL                      MAINSTAY VP
                        EQUITY--                                           EQUITY--                       MID CAP CORE--
                      INITIAL CLASS                                      INITIAL CLASS                     INITIAL CLASS
    -------------------------------------------------   -----------------------------------------------   ---------------
     2003      2002      2001       2000       1999      2003      2002      2001      2000      1999      2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $93,168   $74,054   $96,969   $113,059   $125,419   $16,086   $12,713   $13,576   $16,477   $20,184   $   --   $   --
      8,951     9,057     9,161      9,321      9,311     1,396     1,425     1,444     1,496     1,491       --       --
    $ 10.41   $  8.18   $ 10.59   $  12.13   $  13.47   $ 11.52   $  8.92   $  9.40   $ 11.01   $ 13.53   $   --   $   --
       27.3%    (22.8%)   (12.7%)     (9.9%)     19.8%     29.1%     (5.1%)   (14.6%)   (18.6%)    27.2%      --       --
        1.4%      1.3%      1.0%                            1.9%      1.4%      1.4%                          --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
         --        --        --                              --        --        --                           --       --
    $   255   $    33   $    --   $     --   $     --   $   310   $    55   $    --   $    --   $    --   $   45   $   16
         24         4        --         --         --        24         6        --        --        --        3        2
    $ 10.44   $  8.16   $    --   $     --   $     --   $ 12.71   $  9.80   $    --   $    --   $    --   $13.17   $ 9.74
       27.9%    (18.4%)      --         --         --      29.7%     (2.0%)      --        --        --     35.2%    (2.6%)
        4.3%      9.9%       --                             5.3%     16.3%       --                          0.6%     2.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                          MAINSTAY VP                                  MAINSTAY VP
                                         TOTAL RETURN--                                  VALUE--
                                         INITIAL CLASS                                INITIAL CLASS
                           ------------------------------------------   ------------------------------------------
                            2003     2002     2001     2000     1999     2003     2002     2001     2000     1999
                           -------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $1,256   $  797   $  700   $  527   $  285   $    2   $    1   $    1   $    1   $   70
Units Outstanding........     146      110       80       53       27       --       --       --       --        8
Variable Accumulation
 Unit Value..............  $ 8.62   $ 7.25   $ 8.75   $ 9.87   $10.39   $ 9.80   $ 7.75   $ 9.88   $ 9.92   $ 8.85
Total Return.............    18.8%   (17.1%)  (11.3%)   (5.0%)    3.9%    26.5%   (21.6%)   (0.4%)   12.1%     7.9%
Investment Income
 Ratio...................     1.9%     2.6%     2.6%                       2.4%     2.0%     1.3%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   21   $   --   $   --
Units Outstanding........      --       --       --       --       --       --       --        2       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $   --   $ 8.27   $10.61   $   --   $   --
Total Return.............      --       --       --       --       --       --    (22.1%)    6.1%      --       --
Investment Income
 Ratio...................      --       --       --                         --       --      8.2%
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   59   $   40   $   --   $   --   $   --
Units Outstanding........      --       --       --       --       --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $13.05   $10.27   $   --   $   --   $   --
Total Return.............      --       --       --       --       --     27.1%     2.7%      --       --       --
Investment Income
 Ratio...................      --       --       --                        1.6%     9.6%      --

                                                                                                DREYFUS VIF
                                            CALVERT                         DREYFUS IP          DEVELOPING
                                             SOCIAL                     TECHNOLOGY GROWTH--      LEADERS--
                                            BALANCED                      INITIAL SHARES      INITIAL SHARES
                           ------------------------------------------   -------------------   ---------------
                            2003     2002     2001     2000     1999           2003            2003     2002
                           ----------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $   27   $   25   $   36   $   40   $   73         $   --          $   --   $   --
Units Outstanding........       2        3        3        3        6             --              --       --
Variable Accumulation
Unit Value...............  $11.01   $ 9.29   $10.65   $11.53   $11.98         $   --          $   --   $   --
Total Return.............    18.5%   (12.8%)   (7.6%)   (3.8%)   11.4%            --              --       --
Investment Income
 Ratio...................     2.1%     4.7%     5.0%                              --              --       --
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Units Outstanding........      --       --       --       --       --             --              --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Total Return.............      --       --       --       --       --             --              --       --
Investment Income
 Ratio...................      --       --       --                               --              --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $    1          $  198   $   34
Units Outstanding........      --       --       --       --       --             --              20        4
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $ 9.90          $ 9.95   $ 7.57
Total Return.............      --       --       --       --       --           (1.0%)          31.4%   (24.3%)
Investment Income
 Ratio...................      --       --       --                               --              --      0.1%

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP                MAINSTAY VP                         MAINSTAY VP
       AMERICAN                 DREYFUS LARGE                        EAGLE ASSET
    CENTURY INCOME                 COMPANY                           MANAGEMENT
     AND GROWTH--                  VALUE--                         GROWTH EQUITY--
     INITIAL CLASS              INITIAL CLASS                       INITIAL CLASS
    ---------------   ---------------------------------   ---------------------------------
     2003     2002     2003     2002     2001     2000     2003     2002     2001     2000
    ---------------------------------------------------------------------------------------
    $   --   $   --   $  353   $  258   $  323   $  325   $  252   $  178   $  233   $  265
        --       --       34       31       30       29       42       38       35       33
    $   --   $   --   $10.39   $ 8.18   $10.68   $11.26   $ 5.97   $ 4.69   $ 6.58   $ 7.95
        --       --     27.1%   (23.4%)   (5.2%)   12.6%    27.2%   (28.7%)  (17.2%)  (20.5%)
        --       --      0.8%     0.6%     0.7%              0.2%     0.1%      --
    $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --
        --       --       --       --        2       --       --       --       --       --
    $   --   $   --   $   --   $ 8.27   $10.73   $   --   $   --   $   --   $   --   $   --
        --       --       --    (22.9%)    7.3%      --       --       --       --       --
        --       --       --       --      4.1%               --       --       --
    $    4   $    2   $   36   $   27   $   --   $   --   $  158   $   68   $   --   $   --
        --       --        3        3       --       --       16        9       --       --
    $10.63   $ 8.28   $12.82   $10.04   $   --   $   --   $10.08   $ 7.89   $   --   $   --
      28.4%   (17.2%)   27.6%     0.4%      --       --     27.7%   (21.1%)     --       --
       1.9%     1.9%     0.8%     3.6%      --               0.2%     0.4%      --


                   ALGER AMERICAN
               SMALL CAPITALIZATION--
                   CLASS O SHARES
     ------------------------------------------
      2003     2002     2001     2000     1999
     ------------------------------------------
     $  199   $   98   $  100   $   89   $   95
         25       17       13        8        6
     $ 7.99   $ 5.65   $ 7.71   $11.02   $15.24
       41.4%   (26.7%)  (30.0%)  (27.7%)   42.4%
         --       --      0.1%
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
         --       --       --
     $   72   $   --   $   --   $   --   $   --
          6       --       --       --       --
     $12.27   $   --   $   --   $   --   $   --
       22.7%      --       --       --       --
         --       --       --


                 FIDELITY(R) VIP                              FIDELITY(R) VIP                 FIDELITY(R) VIP   FIDELITY(R) VIP
                 CONTRAFUND(R)--                              EQUITY-INCOME--                    GROWTH--         INDEX 500--
                  INITIAL CLASS                                INITIAL CLASS                   INITIAL CLASS     INITIAL CLASS
    ------------------------------------------   ------------------------------------------   ---------------   ---------------
     2003     2002     2001     2000     1999     2003     2002     2001     2000     1999     2003     2002     2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $  412   $  300   $  323   $  352   $   83   $1,518   $  947   $  941   $1,357   $  889   $   --   $   --   $   --   $   --
        31       27       27       26        6      134      108       89      121       85       --       --       --       --
    $13.46   $10.55   $11.72   $13.45   $14.51   $11.32   $ 8.75   $10.61   $11.24   $10.44   $   --   $   --   $   --   $   --
      27.6%   (10.0%)  (12.9%)   (7.3%)   23.4%    29.4%   (17.5%)   (5.6%)    7.7%     5.6%      --       --       --       --
       0.5%     0.8%     0.8%                       1.4%     1.8%     1.8%                        --       --       --       --
    $   --   $   --   $   46   $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --   $   --
        --       --        5       --       --       --       --        2       --       --       --       --       --       --
    $   --   $ 8.87   $ 9.65   $   --   $   --   $   --   $ 8.67   $10.69   $   --   $   --   $   --   $   --   $   --   $   --
        --     (8.1%)   (3.5%)     --       --       --    (18.9%)    6.9%      --       --       --       --       --       --
        --      0.9%      --                         --      2.2%      --                         --       --       --       --
    $  839   $  152   $   --   $   --   $   --   $   38   $   43   $   --   $   --   $   --   $  208   $   15   $  394   $   53
        71       17       --       --       --        3        4       --       --       --       21        2       33        6
    $11.80   $ 9.21   $   --   $   --   $   --   $13.35   $10.27   $   --   $   --   $   --   $10.07   $ 7.60   $12.08   $ 9.43
      28.1%    (7.9%)     --       --       --     30.0%     2.7%      --       --       --     32.5%   (24.0%)   28.1%    (5.7%)
       0.2%      --       --                        1.9%      --       --                        0.1%      --      0.4%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                              FIDELITY(R) VIP                                                         JANUS ASPEN
                                INVESTMENT       FIDELITY(R) VIP    FIDELITY(R) VIP                      SERIES
                               GRADE BOND--         MID-CAP--         OVERSEAS--                       BALANCED--
                               INITIAL CLASS      INITIAL CLASS      INITIAL CLASS                INSTITUTIONAL SHARES
                              ---------------   -----------------   ---------------   --------------------------------------------
                               2003     2002     2003      2002      2003     2002     2003      2002     2001      2000     1999
                              ----------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $10,667   $9,237   $10,940   $9,162   $8,041
Units Outstanding...........      --       --        --        --       --       --       731      717       789      625      533
Variable Accumulation Unit
Value.......................  $   --   $   --   $    --   $    --   $   --   $   --   $ 14.59   $12.89   $ 13.87   $14.65   $15.10
Total Return................      --       --        --        --       --       --      13.3%    (7.1%)    (5.3%)   (3.0%)   25.9%
Investment Income Ratio.....      --       --        --        --       --       --       2.2%     2.4%      2.8%
CESVUL POLICIES (b)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $   --   $    59   $   --   $   --
Units Outstanding...........      --       --        --        --       --       --        --       --         6       --       --
Variable Accumulation Unit
 Value......................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $ 9.22   $  9.82   $   --   $   --
Total Return................      --       --        --        --       --       --        --     (6.1%)    (1.8%)     --       --
Investment Income Ratio.....      --       --        --        --       --       --        --      1.5%      6.5%
CESVUL2 POLICIES (c)
Net Assets..................  $  616   $  239   $   276   $    18   $   10   $    2   $   594   $  328   $    --   $   --   $   --
Units Outstanding...........      54       22        23         2        1       --        56       35        --       --       --
Variable Accumulation Unit
 Value......................  $11.39   $10.86   $ 11.95   $  8.64   $13.23   $ 9.25   $ 10.60   $ 9.32   $    --   $   --   $   --
Total Return................     4.9%     8.6%     38.3%    (13.6%)   43.0%    (7.5%)    13.8%    (6.8%)      --       --       --
Investment Income Ratio.....     2.4%      --       0.1%       --      0.4%      --       2.4%     8.3%       --


                                    MFS(R)                             MORGAN STANLEY
                                   UTILITIES                                UIF
                                   SERIES--                           EMERGING MARKETS
                                 INITIAL CLASS                        EQUITY--CLASS I
                              -------------------   ----------------------------------------------------
                                2003       2002       2003       2002       2001       2000       1999
                              --------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $     --   $     --   $     31   $     20   $     23   $     11   $     32
Units Outstanding...........        --         --          3          3          3          1          2
Variable Accumulation Unit
Value.......................  $     --   $     --   $  10.48   $   7.05   $   7.80   $   8.39   $  13.91
Total Return................        --         --       48.6%      (9.5%)     (7.0%)    (39.7%)     39.1%
Investment Income Ratio.....        --         --         --         --         --
CESVUL POLICIES (b)
Net Assets..................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        --         --         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Total Return................        --         --         --         --         --         --         --
Investment Income Ratio.....        --         --         --         --         --
CESVUL2 POLICIES (c)
Net Assets..................  $    224   $    169   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        20         21         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $  11.14   $   8.21   $     --   $     --   $     --   $     --   $     --
Total Return................      35.6%     (17.9%)       --         --         --         --         --
Investment Income Ratio.....       2.3%       3.4%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
  Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                         JANUS ASPEN
                            SERIES
                          WORLDWIDE                         LORD ABBETT SERIES FUND--            MFS(R)
                           GROWTH--                               MID-CAP VALUE         INVESTORS TRUST SERIES--
                     INSTITUTIONAL SHARES                           PORTFOLIO                 INITIAL CLASS
     ----------------------------------------------------   -------------------------   -------------------------
       2003       2002       2001       2000       1999        2003          2002          2003          2002
     ------------------------------------------------------------------------------------------------------------
     $    437   $    262   $    267   $    247   $     51    $     --      $     --      $     --      $     --
           42         31         23         17          3          --            --            --            --
     $  10.41   $   8.45   $  11.43   $  14.84   $  17.72    $     --      $     --      $     --      $     --
         23.1%     (26.0%)    (23.0%)    (16.3%)     63.3%         --            --            --            --
          1.1%       0.9%       0.5%                               --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
           --         --         --                                --            --            --            --
     $     30   $      1   $     --   $     --   $     --    $    345      $      9      $    109      $     47
            3         --         --         --         --          29             1             9             5
     $   9.77   $   7.90   $     --   $     --   $     --    $  12.06      $   9.69      $  11.60      $   9.52
         23.7%     (21.0%)       --         --         --        24.4%         (3.1%)        21.8%         (4.8%)
          1.4%       1.5%        --                               1.5%          6.9%          0.5%           --


       MORGAN STANLEY           SCUDDER
          UIF U.S.                VIT                         T. ROWE PRICE                    T. ROWE PRICE
        REAL ESTATE--      SMALL CAP INDEX --                 EQUITY INCOME                    LIMITED-TERM
           CLASS I           CLASS A SHARES                     PORTFOLIO                     BOND PORTFOLIO
     -------------------   ------------------   -----------------------------------------   -------------------
       2003       2002            2003            2003       2002       2001       2000       2003       2002
     ----------------------------------------------------------------------------------------------------------
     $     --   $     --        $     --        $    286   $    213   $    183   $    124   $     --   $     --
           --         --              --              23         21         16         11         --         --
     $     --   $     --        $     --        $  12.36   $   9.92   $  11.50   $  11.41   $     --   $     --
           --         --              --            24.6%     (13.7%)      0.8%      14.1%        --         --
           --         --              --             1.6%       1.6%       1.5%                   --         --
     $     --   $     --        $     --        $     --   $     --   $     --   $     --   $     --   $     --
           --         --              --              --         --         --         --         --         --
     $     --   $     --        $     --        $     --   $   8.76   $     --   $     --   $     --   $     --
           --         --              --              --      (12.4%)       --         --         --         --
           --         --              --              --        1.4%        --                    --         --
     $    658   $    221        $      1        $  1,668   $    703   $     --   $     --   $    134   $     33
           53         24              --             159         84         --         --         13          3
     $  12.38   $   9.03        $  10.37        $  10.50   $   8.39   $     --   $     --   $  10.55   $  10.15
         37.2%      (9.7%)           3.7%           25.2%     (16.1%)       --         --        4.0%       1.5%
           --        5.0%             --             1.9%       2.1%        --                   3.6%       4.5%

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Shares), MainStay VP Small Cap Growth (Initial Shares), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Leveraged All Cap (Class O Shares), Alger American Small Capitalization (Class O Shares), American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Developing Leaders (Initial Shares) (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Fidelity(R) VIP Growth (Initial Class), Fidelity(R) VIP Index 500 (Initial Class), Fidelity(R) VIP Investment Grade Bond (Initial Class), Fidelity(R) VIP Mid-Cap (Initial Class), Fidelity(R) VIP Overseas (Initial Class), Fidelity(R) VIP Value Strategies (Service Class 2), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Mid Cap Growth (Institutional Shares) (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth (Institutional Shares), Lord Abbett Series Fund Mid-Cap Value Portfolio, MFS(R) Investors Trust Series (Initial Class), MFS(R) New Discovery Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Morgan Stanley UIF Emerging Markets Debt (Class I), Morgan Stanley UIF Emerging Markets Equity (Class I), Morgan Stanley UIF U.S. Real Estate (Class I), Scudder VIT EAFE(R) Equity Index (Class A Shares), Scudder VIT Small Cap Index (Class A Shares), T. Rowe Price Equity Income Portfolio and T. Rowe Price Limited-Term Bond Portfolio, Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004